As filed with the Securities and Exchange Commission on May 31, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number  811-21079

Hatteras Alternative Mutual Funds Trust (Formerly AIP Alternative Strategies Funds)
 (Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340, Raleigh, NC 27615
 (Address of principal executive offices) (Zip code)

Mr. David B. Perkins, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615
 (Name and address of agent for service)

1-877-569-2382
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  March 31, 2016

Item 1. Schedule of Investments.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS ALPHA HEDGED STRATEGIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Shares	Value
Underlying Funds Trust - 100.0%
Hatteras Event Driven Fund [a,b]	3,025,660	$31,073,828
Long/Short Equity[a,b]	6,905,099	51,623,209
Managed Futures Strategies[a,b]	2,424,141	25,483,540
Hatteras Market Neutral Fund [a,b]	2,851,015	27,540,807
Relative Value - Long/Short Debt[a,b]	1,497,132	12,167,192
Total Underlying Funds Trust (Cost $125,597,731)		$147,888,576
Money Market Funds - 1.0%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class, 0.45%[c]	1,478,202	1,478,202
Total Money Market Funds (Cost $1,478,202)		1,478,202
Total Investments (Cost $127,075,933) - 101.0%		149,366,778
Liabilities in Excess of Other Assets - (1.0)%		(1,454,676)
TOTAL NET ASSETS - 100.0%		$147,912,102

Percentages are stated as a percent of net assets.

Footnotes

a - Non-income producing.
b - Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.
c - Variable Rate Security. Rate shown is the seven day yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

 HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS ALTERNATIVE MULTI-MANAGER FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)
	Shares	Value
Underlying Funds Trust - 98.1%
Hatteras Event Driven Fund[a,b]	395,860	$4,065,518
Long/Short Equity[a,b]	1,012,482	7,569,414
Hatteras Market Neutral Fund[a,b]	287,728	2,779,455
Relative Value - Long/Short Debt[a,b]	4,164	33,841
Total Underlying Funds Trust (Cost $12,897,610)		$14,448,228
Money Market Funds - 2.5%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class, 0.45%[c]	369,039	369,039
Total Money Market Funds (Cost $369,039)		369,039
Total Investments (Cost $13,266,649) - 100.6%		14,817,267
Liabilities in Excess of Other Assets - (0.6)%		(89,384)
Total Net Assets - 100.0%		$14,727,883

Percentages are stated as a percent of net assets.

Footnotes

a - Non-income producing.
b - Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.
c - Variable Rate Security. Rate shown is the seven day yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MANAGED FUTURES STRATEGIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Shares	Value
Underlying Funds Trust - 99.9%
Managed Futures Strategies[a,b]	132,873	$1,396,814
Total Underlying Funds Trust (Cost $1,345,969)		$1,396,814
Money Market Funds - 0.1%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class, 0.45%[c]	1,697	1,697
Total Money Market Funds (Cost $1,697)		1,697
Total Investments (Cost $1,347,666) - 100.0%		1,398,511
Liabilities in Excess of Other Assets - 0.0%		(605)
Total Net Assets - 100.0%		$1,397,906

Percentages are stated as a percent of net assets.

Footnotes

a - Non-income producing.
b - Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.
c - Variable Rate Security. Rate shown is the seven day yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS LONG/SHORT EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Shares	Value
Underlying Funds Trust - 97.9%
Long/Short Equity[a,b]	3,911,701	$29,244,267
Total Underlying Funds Trust (Cost $26,452,736)		$29,244,267
Money Market Funds - 2.4%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class, 0.45%[c]	703,325	703,325
Total Money Market Funds (Cost $703,325)		703,325
Total Investments (Cost $27,156,061) - 100.3%		29,947,592
Liabilities in Excess of Other Assets - (0.3)%		(98,730)
Total Net Assets - 100.0%		$29,848,862

Percentages are stated as a percent of net assets.

Footnotes

a - Non-income producing.
b - Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.
c - Variable Rate Security. Rate shown is the seven day yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS LONG/SHORT DEBT FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Shares	Value
Underlying Funds Trust - 94.1%
Relative Value - Long/Short Debt[a,b]	6,762,001	$54,954,782
Total Underlying Funds Trust (Cost $61,163,988)		$54,954,782
Money Market Funds - 5.8%
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class, 0.45%[c]	3,395,169	3,395,169
Total Money Market Funds (Cost $3,395,169)		3,395,169
Total Investments (Cost $64,559,157) - 99.9%		58,349,951
Other Assets in Excess of Liabilities - 0.1%		45,584
Total Net Assets - 100.0%		$58,395,535

Percentages are stated as a percent of net assets.

Footnotes

a - Non-income producing.
b - Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.
c - Variable Rate Security. Rate shown is the seven day yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 56.6%
Auto Components - 0.7%
Visteon Corp.	2,800	$222,852
Electric Utilities - 15.3%
ALLETE, Inc.	19,668	1,102,785
Exelon Corp.	15,193	544,821
Otter Tail Corp.	9,669	286,396
PG&E Corp.	17,417	1,040,143
Pinnacle West Capital Corp.	5,326	399,823
PNM Resources, Inc.	7,896	266,253
Westar Energy, Inc	19,896	987,040
Total Electric Utilities		4,627,261

Electronic Equipment, Instruments & Components - 1.5%
Dolby Laboratories, Inc.	10,400	451,984
Gas Utilities - 4.9%
AGL Resources, Inc.	14,094	918,083
New Jersey Resources Corp.	15,382	560,366
Total Gas Utilities		1,478,449

Health Care Technology - 2.3%
Veeva Systems, Inc. (a)	8,700	217,848
Vocera Communications, Inc. (a)	38,700	493,425
Total Health Care Technology		711,273

Independent Power and Renewable Electricity Producers - 0.7%
NextEra Energy Partners LP	8,261	224,617
Internet Software & Services - 5.1%
Alphabet, Inc. (a)	800	610,320
Facebook, Inc. (a)	4,100	467,810
Marketo, Inc. (a)	12,400	242,668
MINDBODY, Inc. (a)	16,700	222,611
Total Internet Software & Services		1,543,409

Multi-Utilities - 9.9%
Alliant Energy Corp.	3,719	276,247
Dominion Resources, Inc.	3,593	269,906
NiSource, Inc.	41,215	971,026
SCANA Corp.	4,099	287,545
Sempra Energy	11,367	1,182,736
Total Multi-Utilities		2,987,460

Oil, Gas & Consumable Fuels - 2.5%
Spectra Energy Corp.	24,706	756,004
Real Estate Investment Trusts (REITs) - 4.0%
CyrusOne, Inc.	11,800	538,670
Equinix, Inc.	2,000	661,420
Total Real Estate Investment Trusts (REITs)		1,200,090

Semiconductors & Semiconductor Equipment - 6.1%
Broadcom Ltd.	3,000	463,500
Inphi Corp. (a)	6,500	216,710
M/A-COM Technology Solutions Holdings, Inc. (a)	11,500	503,585
Semtech Corp. (a)	15,600	343,044
Tessera Technologies, Inc.	10,800	334,800
Total Semiconductors & Semiconductor Equipment		1,861,639

Software - 3.6%
Rapid7, Inc. (a)	17,000	222,190
Silver Spring Networks, Inc. (a)	26,900	396,775
Splunk, Inc. (a)	4,900	239,757
Telenav, Inc. (a)	41,000	241,900
Total Software		1,100,622

TOTAL COMMON STOCKS (Cost $15,330,389)		$17,165,660

PURCHASED OPTIONS - 0.0%
Call Options - 0.0%	Contracts
Air Methods Corp.

Expiration April 2016, Exercise Price: $40.00	81	1,620
American Express Co.

Expiration April 2016, Exercise Price: $62.50	45	1,665
Foot Locker, Inc.

Expiration April 2016, Exercise Price: $70.00	29	174
Infoblox, Inc.

Expiration May 2016, Exercise Price: $20.00	140	2,100
Shutterfly, Inc.

Expiration April 2016, Exercise Price: $50.00	30	375
Total Call Options		5,934
Put Options - 0.0%
American Electric Power Co., Inc.

Expiration April 2016, Exercise Price: $62.50	35	350
TOTAL PURCHASED OPTIONS (Cost $10,987)		$6,284

MONEY MARKET FUNDS - 19.2%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class 0.45% (b)	5,812,088	$5,812,088
TOTAL MONEY MARKET FUNDS (Cost $5,812,088)		5,812,088

Total Investments (Cost $21,153,464) - 75.8%		22,984,032

Other Assets in Excess of Liabilities - 24.2%		7,335,576
TOTAL NET ASSETS - 100.0%		$30,319,608

Percentages are stated as a percent of net assets.

(a)	Non-income producing.
(b)	Variable Rate Security. The rate shown represents the rate at March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 39.3%
Aerospace & Defense - 0.4%
Triumph Group, Inc.	3,400	$107,032
Banks - 0.2%
SVB Financial Group	600	61,230
Communications Equipment - 0.3%
Ubiquiti Networks, Inc.	2,900	96,483
Consumer Finance - 0.9%
American Express Co.	4,500	276,300
Diversified Telecommunication Services - 0.4%
Vonage Holdings Corp.	24,000	109,680
Electric Utilities - 9.4%
Entergy Corp.	6,822	540,848
Eversource Energy	7,769	453,244
IDACORP, Inc.	2,521	188,041
PPL Corp.	19,418	739,243
Xcel Energy, Inc.	21,871	914,645
Total Electric Utilities		2,836,021

Electronic Equipment, Instruments & Components - 0.4%
OSI Systems, Inc.	1,800	117,882
Gas Utilities - 0.9%
UGI Corp.	7,142	287,751
Health Care Equipment & Supplies - 0.3%
Globus Medical, Inc.	3,600	85,500
Health Care Providers & Services - 1.0%
Air Methods Corp.	8,100	293,382
Health Care Technology - 0.8%
Evolent Health, Inc.	4,600	48,576
Medidata Solutions, Inc.	2,400	92,904
Omnicell, Inc.	3,800	105,906
Total Health Care Technology		247,386

Household Durables - 0.3%
ZAGG, Inc.	11,400	102,714
Internet Software & Services - 1.6%
New Relic, Inc.	5,700	148,656
NIC, Inc.	9,500	171,285
SPS Commerce, Inc.	4,000	171,760
Total Internet Software & Services		491,701

Multi-Utilities - 12.1%
Black Hills Corp.	15,223	915,359
Consolidated Edison, Inc.	9,771	748,654
NorthWestern Corp.	4,484	276,887
Public Service Enterprise Group, Inc.	19,409	914,940
WEC Energy Group, Inc.	13,679	821,698
Total Multi-Utilities		3,677,538

Professional Services - 0.2%
Barrett Business Services, Inc.	2,400	69,000
Semiconductors & Semiconductor Equipment - 0.3%
Lattice Semiconductor Corp.	12,400	70,432
Sigma Designs, Inc.	3,700	25,160
Total Semiconductors & Semiconductor Equipment		95,592

Software - 2.6%
Blackbaud, Inc.	1,000	62,890
Broadsoft, Inc.	1,600	64,560
Callidus Software, Inc.	2,700	45,036
Fortinet, Inc.	2,000	61,260
Interactive Intelligence Group, Inc.	3,300	120,186
Qualys, Inc.	3,900	98,709
SS&C Technologies Holdings, Inc.	1,300	82,446
Textura Corp.	5,400	100,602
Tyler Technologies, Inc.	1,300	167,193
Total Software		802,882

Specialty Retail - 0.6%
Foot Locker, Inc.	2,600	167,700
Technology Hardware, Storage & Peripherals - 0.8%
Cray, Inc.	1,400	58,674
HP, Inc.	13,700	168,784
Total Technology Hardware, Storage & Peripherals		227,458

Water Utilities - 5.8%
American Water Works Co., Inc.	13,722	945,857
Aqua America, Inc.	25,975	826,525
Total Water Utilities		1,772,382

TOTAL COMMON STOCKS (Proceeds $10,914,194)		$11,925,614

Total Securities Sold Short (Proceeds $10,914,194) - 39.3%		$11,925,614

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

The average quarterly market value of purchased and written options during the period ended March 31, 2016 were as follows:

Purchased options	$14,227

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2016 (unaudited):

Description	Level 1		Level 2		Level 3	Total
Common Stocks	$17,165,660	(1)	$-	(2)	$-	$17,165,660
Purchased Options	3,809		2,475		-	6,284
Money Market Funds	5,812,088		-		-	5,812,088
Total Long Investments in Securities	$22,981,557		$2,475		$-	$22,984,032

Securities Sold Short:
Common Stocks	$11,925,614		$-		$-	$11,925,614
Total Securities Sold Short	$11,925,614		$-		$-	$11,925,614

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

(1)	Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 82.3%
Airlines - 3.0%
Delta Air Lines, Inc. (a)	21,624	$1,052,656
Banks - 1.5%
Bank of America Corp.	26,861	363,161
CIT Group, Inc. (a)	4,959	153,878
Total Banks		517,039

Biotechnology - 1.4%
Baxalta, Inc.	11,943	482,497
Building Products - 0.6%
Masonite International Corp. (a)(b)	3,316	217,198
Chemicals - 9.0%
Airgas, Inc.	2,148	304,243
Ferro Corp. (a)(b)	192,910	2,289,842
Innophos Holdings, Inc.	3,208	99,159
Syngenta AG - ADR	3,969	328,712
Valspar Corp.	1,443	154,430
Total Chemicals		3,176,386

Commercial Services & Supplies - 1.5%
Progressive Waste Solutions Ltd.	4,144	128,588
The ADT Corp.	5,962	245,992
Tyco International PLC	3,626	133,111
Total Commercial Services & Supplies		507,691

Consumer Finance - 2.6%
Synchrony Financial (b)	6,640	190,302
Timbercreek Mortgage Investment Corp. (b)	109,959	710,342
Total Consumer Finance		900,644

Containers & Packaging - 2.3%
Graphic Packaging Holding Co. (a)	52,386	673,160
Intertape Polymer Group, Inc. (b)	10,178	145,842
Total Containers & Packaging		819,002

Diversified Telecommunication Services - 4.9%
Level 3 Communications, Inc. (a)(b)	26,129	1,380,918
Zayo Group Holdings, Inc. (a)(b)	14,029	340,063
Total Diversified Telecommunication Services		1,720,981

Electronic Equipment, Instruments & Components - 0.6%
Checkpoint Systems, Inc. (b)	20,520	207,662
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	2,487	109,005
Cameron International Corp. (b)	4,782	320,633
North American Energy Partners, Inc.	121,694	248,256
Total Energy Equipment & Services		677,894

Food & Staples Retailing - 1.8%
Rite Aid Corp. (b)	76,449	623,059
Food Products - 3.3%
Nomad Foods Ltd. (b)	81,670	735,847
Pinnacle Foods, Inc.	9,780	436,970
Total Food Products		1,172,817

Gas Utilities - 1.2%
AGL Resources, Inc.	6,300	410,382
Health Care Equipment & Supplies - 0.1%
Human Touch (Acquired 8/12/2009 through 10/01/2013, Cost$97,925) (b)(e)(f)	394	27,606
Health Care Providers & Services - 1.3%
Humana, Inc.	2,485	454,631
Hotels, Restaurants & Leisure - 10.3%
ClubCorp Holdings, Inc. (a)	69,734	979,065
Diamond Resorts International, Inc. (a)(b)	82,415	2,002,685
Marriott International, Inc. (a)	1	71
Starwood Hotels & Resorts Worldwide, Inc.	7,631	636,654
Total Hotels, Restaurants & Leisure		3,618,475

Household Durables - 0.9%
Jarden Corp. (b)	5,434	320,334
Insurance - 0.2%
WMIH Corp. (b)	36,766	86,033
Internet Software & Services - 6.3%
Yahoo!, Inc. (a)(b)	60,520	2,227,741
IT Services - 0.3%
Heartland Payment Systems, Inc.	1,100	106,227
Life Sciences Tools & Services - 1.1%
Affymetrix, Inc. (b)	28,328	396,875
Machinery - 1.0%
Jason Industries, Inc. (a)(b)	65,042	227,647
Terex Corp.	5,231	130,147
Total Machinery		357,794

Media - 3.3%
Cablevision Systems Corp.	8,200	270,600
Carmike Cinemas, Inc. (b)	3,516	105,621
Time Warner Cable, Inc.	3,747	766,711
Total Media		1,142,932

Metals & Mining - 0.1%
Primero Mining Corp. (b)	15,368	27,926
Oil, Gas & Consumable Fuels - 6.8%
Devon Energy Corp.	1,497	41,078
Penn West Petroleum Ltd. (a)	963,574	896,028
Rock Energy, Inc. (b)	948,742	986,180
Whitecap Resources, Inc. (b)	32,330	192,673
Whiting Petroleum Corp. (b)	35,639	284,399
Total Oil, Gas & Consumable Fuels		2,400,358

Real Estate Investment Trusts (REITs) - 4.6%
Dream Global Real Estate Investment Trust (b)	45,800	307,155
Dream Industrial Real Estate Investment Trust (b)	141,061	873,248
NorthStar Realty Finance Corp.	33,101	434,285
Pure Multi-Family REIT LP (b)	2,638	14,401
Total Real Estate Investment Trusts (REITs)		1,629,089

Road & Rail - 1.0%
AMERCO (a)	973	347,663
Semiconductors & Semiconductor Equipment - 0.9%
Atmel Corp.	18,104	147,005
KLA-Tencor Corp.	2,500	182,025
Total Semiconductors & Semiconductor Equipment		329,030

Software - 2.0%
Ubisoft Entertainment (b)	22,702	711,890
Specialty Retail - 3.5%
CST Brands, Inc. (a)	26,419	1,011,583
Office Depot, Inc. (b)	28,538	202,620
Total Specialty Retail		1,214,203

Technology Hardware, Storage & Peripherals - 2.7%
EMC Corp.	8,395	223,727
SanDisk Corp.	9,552	726,716
Total Technology Hardware, Storage & Peripherals		950,443

Textiles, Apparel & Luxury Goods - 0.3%
Tumi Holdings, Inc. (b)	4,178	112,054
TOTAL COMMON STOCKS (Cost $27,106,054)		$28,947,212

PREFERRED STOCKS - 0.3%
Health Care Equipment & Supplies - 0.2%
Human Touch Series B, 5.000% (Acquired 8/12/2009 through 10/01/2013, Cost $195,800) (b)(e)(f)	787	59,028
Real Estate Investment Trusts (REITs) - 0.1%
NorthStar Realty Finance Corp.	409	9,166
TOTAL PREFERRED STOCKS (Cost $204,644)		$68,194

	Principal Amount
CORPORATE BONDS - 2.3%
Oil, Gas & Consumable Fuels - 0.6%
Lightstream Resources Ltd.
8.625%, 02/01/2020 (Acquired 02/03/2015 through 03/12/2015, Cost $3,137,673) (a)(c)	$4,307,451	215,372
Paper & Forest Products - 1.7%
Millar Western Forest Products Ltd.
8.500%, 04/01/2021 (Acquried 12/16/2015, Cost $808,799) (f)	1,410,000	599,250
Verso Paper Holdings LLC/Verso Paper, Inc.
11.375%, 08/01/2016	925,000	5,781
11.750%, 01/15/2019	950,000	8,313
Total Paper & Forest Products		613,344

TOTAL CORPORATE BONDS (Cost $5,515,830)		$828,716

ESCROW NOTES - 0.0%
Lear Corp. (Acquried 11/19/2009, Cost $0) (b)(e)(f)	1,000,000	100
Smurfit-Stone Container Corp. (a)(b)(e)	7,125	0
TOTAL ESCROW NOTES (Cost $0)		$100

CLOSED END FUNDS - 3.3%	Shares
American Capital Ltd. (a)(b)	75,532	1,151,108
TOTAL CLOSED END FUNDS (Cost $1,038,728)		$1,151,108

RIGHTS - 0.6%
Ambit Biosciences Corp. (b)(e)	1,500	900
Chelsea Therapeutics International Ltd. (b)(e)	1,000	110
Contra Teva Pharmaceuticals, Inc. (b)(e)	71,885	38,099
Durata Therapeutics, Inc. (b)(e)	10,000	0
Leap Wireless International, Inc. CVR (b)(e)	60,000	151,200
Omthera Pharmaceuticals (b)(e)	100	60
Trius Therapeutics, Inc. (b)(e)	70,000	9,100
TOTAL RIGHTS (Cost $0)		$199,469

PURCHASED OPTIONS - 0.5% (b)
Call Options - 0.1%	Contracts
Energy Transfer Equity LP
Expiration April 2016, Exercise Price: $10.00	79	395
Fiat Chrysler Automobiles NV
Expiration January 2017, Exercise Price: $20.00	211	10,550
Marriott International, Inc.
Expiration April 2016, Exercise Price: $72.50	51	6,885
Mylan NV
Expiration April 2016, Exercise Price: $51.00	5	47
Expiration July 2016, Exercise Price: $50.00	1	219
Pinnacle Foods, Inc.
Expiration June 2016, Exercise Price: $50.00	225	16,312
Starwood Hotels & Resorts Worldwide, Inc.
Expiration April 2016, Exercise Price: $84.00	15	225
Total Call Options		34,633
Put Options - 0.4%
Charter Communications, Inc.
Expiration June 2016, Exercise Price: $210.00	19	30,685
iShares Russell 2000 ETF
Expiration May 2016, Exercise Price: $105.00	132	15,576
SPDR S&P 500 ETF Trust
Expiration May 2016, Exercise Price: $200.00	364	82,264
Total Put Options		128,525
TOTAL PURCHASED OPTIONS (Cost $283,423)		$163,158

MONEY MARKET FUNDS - 10.5%	Shares	Value
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class 0.45% (d)	3,676,030	3,676,030
TOTAL MONEY MARKET FUNDS (Cost $3,676,030)		$3,676,030

Total Investments (Cost $37,824,709) - 99.8%		35,033,987
Other Assets in Excess of Liabilities - 0.2%		82,102
TOTAL NET ASSETS - 100.0%		$35,116,089

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $15,166,678.

(b)	Non-income producing.

(c)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor (unaudited). Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2016, the value of these securities total $215,372 which represents 0.6% of total net assets.

(d)	Variable Rate Security. The rate shown represents the rate at March 31, 2016.

(e)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). At March 31, 2016, the market value of these securities total $286,203 which represents less than 0.8% of total net assets.

(f)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor (unaudited). Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2016, the value of these securities total $685,984 which represents 2.0% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND
SCHEDULE OF SECURITIES SOLD SHORT
March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 31.4%
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	1,246	$92,491
Auto Components - 0.5%
Johnson Controls, Inc.	4,184	163,050
Automobiles - 0.7%
AutoCanada, Inc.	18,199	255,311
Banks - 1.2%
Canadian Imperial Bank of Commerce	3,977	297,092
National Bank of Canada	3,374	110,384
Total Banks		407,476

Building Products - 0.5%
AO Smith Corp.	2,373	181,084
Chemicals - 0.5%
Ecolab, Inc.	331	36,913
H.B. Fuller Co.	3,480	147,726
Total Chemicals		184,639

Commercial Services & Supplies - 0.4%
Waste Connections, Inc.	1,995	128,857
Containers & Packaging - 0.8%
Ball Corp.	2,399	171,025
Sonoco Products Co.	2,004	97,334
Total Containers & Packaging		268,359

Electrical Equipment - 0.4%
Emerson Electric Co.	2,637	143,400
Energy Equipment & Services - 4.1%
Halliburton Co.	2,785	99,480
Helmerich & Payne, Inc.	12,364	726,014
Precision Drilling Corp.	83,913	351,482
Schlumberger Ltd.	3,424	252,520
Total Energy Equipment & Services		1,429,496

Food & Staples Retailing - 0.0%
Loblaw Companies Ltd.	317	17,750
Food Products - 0.8%
Nomad Foods Ltd.	30,808	277,580
Health Care Providers & Services - 0.7%
Aetna, Inc.	2,080	233,688
Centene Corp.	4	246
Total Health Care Providers & Services		233,934

Hotels, Restaurants & Leisure - 2.2%
Interval Leisure Group, Inc.	3,273	47,262
Marriott International, Inc.	5,341	380,173
Planet Fitness, Inc.	659	10,702
Wyndham Worldwide Corp.	4,547	347,527
Total Hotels, Restaurants & Leisure		785,664

Household Durables - 0.6%
Newell Rubbermaid, Inc.	4,685	207,499
Internet Software & Services - 5.4%
Alibaba Group Holding, Ltd. - ADR	23,966	1,894,033
Just Eat PLC	3,304	17,887
Total Internet Software & Services		1,911,920

IT Services - 0.1%
Global Payments, Inc.	736	48,061
Machinery - 3.0%
Caterpillar, Inc.	6,960	532,719
Kone Corp.	6,477	311,744
Navistar International Corp.	17,514	219,275
Total Machinery		1,063,738

Media - 0.1%
Charter Communications, Inc.	149	30,162
Metals & Mining - 0.7%
Labrador Iron Ore Royalty Corp.	24,008	217,204
Primero Mining Corp.	15,368	27,926
Total Metals & Mining		245,130
Multiline Retail - 0.3%
Dollarama, Inc.	1,585	111,533
Multi-Utilities - 1.6%
CenterPoint Energy, Inc.	11,947	249,931
TECO Energy, Inc.	11,222	308,942
Total Multi-Utilities		558,873

Oil, Gas & Consumable Fuels - 0.1%
Bellatrix Exploration Ltd.	7,297	7,417
Lightstream Resources Ltd.	54,608	14,506
Oasis Petroleum, Inc.	3,751	27,307
Total Oil, Gas & Consumable Fuels		49,230

Personal Products - 0.9%
Coty, Inc	11,025	306,826
Pharmaceuticals - 1.0%
Mylan NV	1,019	47,231
Shire PLC - ADR	1,770	304,263
Total Pharmaceuticals		351,494

Real Estate Investment Trusts (REITs) - 1.0%
Realty Income Corp.	5,506	344,180
Semiconductors & Semiconductor Equipment - 0.3%
Lam Research Corp.	1,250	103,250
NVIDIA Corp.	331	11,793
Total Semiconductors & Semiconductor Equipment		115,043

Specialty Retail - 0.7%
Murphy USA, Inc.	3,010	184,964
Staples, Inc.	5,532	61,018
Total Specialty Retail		245,982

Technology Hardware, Storage & Peripherals - 0.3%
Western Digital Corp.	2,280	107,707
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp.	596	35,706
Thrifts & Mortgage Finance - 0.1%
Home Capital Group, Inc.	1,463	39,494
Trading Companies & Distributors - 2.0%
Finning International	47,257	693,891
TOTAL COMMON STOCKS (Proceeds $10,205,771)		$11,035,560

EXCHANGE TRADED FUNDS - 6.3%
Industrial Select Sector SPDR Fund	9,129	506,386
SPDR S&P 500 ETF Trust	8,331	1,712,520
TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,127,454)		$2,218,906

Total Securities Sold Short (Proceeds $12,333,225) - 37.7%		$13,254,466

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND
SCHEDULE OF OPTIONS WRITTEN
March 31, 2016 (Unaudited)

	Contracts	Value
CALL OPTIONS
Charter Communications, Inc.
Expiration: June 2016, Exercise Price: $210.00	19	$14,250
CIT Group, Inc.
Expiration: April 2016, Exercise Price: $34.00	23	276
Expiration: April 2016, Exercise Price: $35.00	13	65
Expiration: April 2016, Exercise Price: $36.00	23	23
CST Brands, Inc.
Expiration: April 2016, Exercise Price: $40.00	8	280
Delta Air Lines, Inc.
Expiration: April 2016, Exercise Price: $50.00	23	92
Energy Transfer Equity LP
Expiration: April 2016, Exercise Price: $15.00	79	198
Level 3 Communications, Inc.
Expiration: April 2016, Exercise Price: $52.50	7	945
Office Depot, Inc.
Expiration: July 2016, Exercise Price: $7.00	33	4,851
Whiting Petroleum Corp.
Expiration: April 2016, Exercise Price: $8.00	22	374
Expiration: April 2016, Exercise Price: $8.50	52	260
Total Call Options		21,614

PUT OPTIONS
CIT Group, Inc.
Expiration: April 2016, Exercise Price: $31.00	46	4,094
Helmerich & Payne, Inc.
Expiration: April 2016, Exercise Price: $50.00	20	300
Expiration: April 2016, Exercise Price: $55.00	32	2,080
Expiration: April 2016, Exercise Price: $60.00	13	3,185
iShares Russell 2000 ETF
Expiration: May 2016, Exercise Price: $98.00	132	5,412
Marriott International, Inc.
Expiration: May 2016, Exercise Price: $65.00	51	6,324
NorthStar Asset Management Group, Inc.
Expiration: April 2016, Exercise Price: $10.00	69	345
Office Depot, Inc.
Expiration: July 2016, Exercise Price: $5.00	7	350
Pinnacle Foods, Inc.
Expiration: June 2016, Exercise Price: $40.00	226	11,865
SPDR S&P 500 ETF Trust
Expiration: May 2016, Exercise Price: $190.00	364	30,212
Starwood Hotels & Resorts Worldwide, Inc.
Expiration: April 2016, Exercise Price: $80.00	7	392
Whiting Petroleum Corp.
Expiration: April 2016, Exercise Price: $7.50	15	75
Wyndham Worldwide Corp.
Expiration: April 2016, Exercise Price: $72.50	7	175
Zayo Group Holdings, Inc.
Expiration: April 2016, Exercise Price: $22.50	10	100
Total Put Options		64,909

Total Options Written (Premiums received $120,146)		$86,523

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND
SWAP CONTRACTS

March 31, 2016 (Unaudited)

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Termination Dates	Financing Rate	Notional Value	Unrealized Appreciation/ (Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Asciano Ltd.	Receive	5/3/2017	2.850%	$147,531	$2,935

BNP Paribas SA	Darty PLC	Receive	5/4/2017	1.410%	26,858	1,489

BNP Paribas SA	Delhaize	Receive	4/5/2017	0.230%	72,017	1,554

BNP Paribas SA	Home Retail Group	Receive	4/5/2017	1.010%	77,104	(2,377)

BNP Paribas SA	Kabel Deutschland Holding AG	Receive	6/5/2017	0.570%	136,375	(5,312)

BNP Paribas SA	London Stock Exchange Group	Receive	4/5/2017 - 5/4/2017	1.410%	37,527	257

BNP Paribas SA	Meda AB Series A	Receive	4/5/2017 - 5/4/2017	0.910%	423,841	25,220

BNP Paribas SA	Rexam PLC	Receive	4/5/2017 - 5/4/2017	1.410%	477,510	25,156

BNP Paribas SA	SABMiller PLC	Receive	4/5/2017 - 5/4/2017	1.410%	324,078	2,368

BNP Paribas SA	SABMiller PLC	Receive	6/5/2017	0.900%	5,741	3

BNP Paribas SA	SABMiller PLC	Receive	4/5/2017 - 5/4/2017	1.260%	613,953	10,067

BNP Paribas SA	TNT Express NV	Receive	5/4/2017	0.600%	179,106	5,075

BNP Paribas SA	TNT Express NV	Receive	5/4/2017	0.590%	138,160	4,734

BNP Paribas SA	USG People NV	Receive	4/5/2017	0.480%	204,081	4,281

BNP Paribas SA	Wincor Nixdorf AG	Receive	5/4/2017	-0.330%	50,725	2,116

Total Long Total Return Swap Contracts - 0.7%						$77,566

SHORT TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	J Sainsbury PLC	Pay	5/4/2017	-0.990%	$40,871	$(32)

BNP Paribas SA	Koninklijke Ahold NV	Pay	4/5/2017	-0.770%	73,741	(1,450)

Total Short Total Return Swap Contracts - 0.3%						$(1,482)

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

Fair values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2016 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts

Purchased Options	Investments	$163,158	Purchased Options
Written Options			Written option contracts, at value	$86,523
Swap Contracts	Unrealized gain on swap contracts	85,255	Unrealized loss on swap contracts	9,171
Total Equity Contracts		$248,413		$95,694

The average quarterly values of purchased and written options during the period ended March 31, 2016, were as follows:

Purchased options	$513,197
Written options	$329,455

The average quarterly notional amounts of swaps and forward contracts during the period ended March 31, 2016, were as follows:

Swaps	$3,699,999

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2016 (Unaudited):

Description	Level 1	Level 2		Level 3		Total
Common Stocks	$28,207,716	$711,890	(1)	$27,606	(2)	$28,947,212
Preferred Stocks	9,166	-		59,028		68,194
Corporate Bonds	-	828,716		-		828,716
Escrow Notes	-	-		100		100
Closed End Funds	1,151,108	-		-		1,151,108
Rights	-	-		199,469		199,469
Purchased Options	115,719	47,439		-		163,158
Money Market Funds	3,676,030	-		-		3,676,030
Total Long Investments in Securities	$33,159,739	$1,588,045		$286,203		$35,033,987

Securities Sold Short:
Common Stocks	$10,705,929	$329,631	(1)	$-		$11,035,560
Exchange Traded Funds	2,218,906	-		-		2,218,906
Total Securities Sold Short	$12,924,835	$329,631		$-		$13,254,466

Written Options	$73,623	$12,900		$-		$86,523

Other Financial Instruments(3)
Total Return Swap Buy Contracts	$-	$77,566		$-		$77,566
Total Return Swap Sell Contracts	-	(1,482)		-		(1,482)
Total Other Financial Instruments	$-	$76,084		$-		$76,084

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

(1) The Common Stocks Level 2 balance consists of the fair value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Internet Software & Services	$-	$17,887
Machinery	-	311,744
Software	711,890	-
	$711,890	$329,631

(2) The Common Stocks Level 3 balance consists of the fair value of the associated Level 3 investments in the following industries:

Health Care Equipment & Supplies	$27,606
$27,606

(3) Includes cumulative appreciation/depreciation on Other Financial Instruments as reported in their respective Schedules.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at fair value
Balance as of December 31, 2015	$287,803
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation	(1,600)
Purchases	-
Sales	-
Transfer into Level 3	-
Balance as of March 31, 2016	$286,203

Change in unrealized appreciation/depreciation during the period for level 3 investments held at March 31, 2016	$(1,600)

Type of Security	Fair Value at March 31, 2016	Valuation Techniques	Unobservable Input	Range

Common Stocks	$27,606	Private Transaction	Inputs used by third party for offer	NA

			Discount for lack of marketability	65%

Preferred Stocks	59,028	Private Transaction	Inputs used by third party for offer	NA

			Discount for lack of marketability	65%

Escrow	100	Consensus pricing	Third party & broker quoted inputs	NA

Rights	199,469	Expected Future Cash Flows	Likelihood of future cash flow to be received	None

The significant unobservable inputs used in the fair value measurement of the Fund’s escrowed securities are the likelihood that cash flows or shares will be received in the future. Significant increases in the probability of default for these securities would result in  a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common stock are  generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables  were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the  implementation of these procedures. The valuation procedures are implemented by the Advisor and the Fund’s third party administrator, which  report to the Valuation Committee. For third-party information, the Advisor monitors and reviews the methodologies of the various  pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust,  which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

Purchased Options - 102.9%

Call Options - 98.6% (a)	Contracts	Value
S&P 500 Composite Stock Price Index
Expiration April 2016, Exercise Price: $27.15	165	$2,947,784
Expiration April 2016, Exercise Price: $207.40	165	17,487
Expiration May 2016, Exercise Price: $27.65	20	355,738
Expiration May 2016, Exercise Price: $211.80	20	1,744
Expiration May 2016, Exercise Price: $27.45	140	2,492,960
Expiration May 2016, Exercise Price: $210.50	140	18,027
Expiration June 2016, Exercise Price: $27.15	65	1,156,330
Expiration June 2016, Exercise Price: $27.65	100	1,773,975
Expiration June 2016, Exercise Price: $208.25	65	23,047
Expiration June 2016, Exercise Price: $211.80	100	19,135
Expiration July 2016, Exercise Price: $27.15	130	2,309,038
Expiration July 2016, Exercise Price: $27.50	35	620,441
Expiration July 2016, Exercise Price: $208.25	130	60,534
Expiration July 2016, Exercise Price: $211.00	35	11,380
Expiration August 2016, Exercise Price: $27.35	77	1,363,876
Expiration August 2016, Exercise Price: $27.50	105	1,858,259
Expiration August 2016, Exercise Price: $209.77	77	37,195
Expiration August 2016, Exercise Price: $211.00	105	44,234
Expiration September 2016, Exercise Price: $25.70	100	1,783,084
Expiration September 2016, Exercise Price: $26.40	65	1,154,468
Expiration September 2016, Exercise Price: $197.15	100	137,235
Expiration September 2016, Exercise Price: $202.50	65	65,234
Expiration October 2016, Exercise Price: $26.40	125	2,216,611
Expiration October 2016, Exercise Price: $26.45	40	709,116
Expiration October 2016, Exercise Price: $202.50	125	135,738
Expiration October 2016, Exercise Price: $202.65	40	43,051
Expiration November 2016, Exercise Price: $26.45	140	2,476,659
Expiration November 2016, Exercise Price: $26.70	25	441,638
Expiration November 2016, Exercise Price: $202.65	140	160,599
Expiration November 2016, Exercise Price: $204.75	25	25,429
Expiration December 2016, Exercise Price: $24.45	90	1,606,537
Expiration December 2016, Exercise Price: $26.70	70	1,233,856
Expiration December 2016, Exercise Price: $186.60	90	211,959
Expiration December 2016, Exercise Price: $204.75	70	75,639
Expiration January 2017, Exercise Price: $24.45	160	2,851,320
Expiration January 2017, Exercise Price: $186.60	160	384,351
Expiration February 2017, Exercise Price: $26.20	160	2,817,655
Expiration February 2017, Exercise Price: $201.00	160	230,098
Total Call Options		33,871,461

Put Options - 4.3% (a)
S&P 500 Composite Stock Price Index
Expiration April 2016, Exercise Price: $207.40	165	43,401
Expiration May 2016, Exercise Price: $211.80	20	14,112
Expiration May 2016, Exercise Price: $210.50	140	86,412
Expiration June 2016, Exercise Price: $208.25	65	42,549
Expiration June 2016, Exercise Price: $211.80	100	84,598
Expiration July 2016, Exercise Price: $208.25	130	101,633
Expiration July 2016, Exercise Price: $211.00	35	32,054
Expiration August 2016, Exercise Price: $209.77	77	74,875
Expiration August 2016, Exercise Price: $211.00	105	108,502
Expiration September 2016, Exercise Price: $197.15	100	63,695
Expiration September 2016, Exercise Price: $202.50	65	52,107
Expiration October 2016, Exercise Price: $202.50	125	112,480
Expiration October 2016, Exercise Price: $202.65	40	36,207
Expiration November 2016, Exercise Price: $202.65	140	140,608
Expiration November 2016, Exercise Price: $204.75	25	27,088
Expiration December 2016, Exercise Price: $186.60	90	57,776
Expiration December 2016, Exercise Price: $204.75	70	82,159
Expiration January 2017, Exercise Price: $186.60	160	113,066
Expiration February 2017, Exercise Price: $201.00	160	192,107
Total Put Options		1,465,429
Total Purchased Options (Cost $36,341,036)		$35,336,890

Money Market Funds - 4.4%	Shares
BlackRock Liquidity Funds T-Fund Portfolio 0.01%(b)	595,853	595,853

Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class 0.45%(b)	901,172	901,172
Total Money Market Funds (Cost $1,497,025)		1,497,025

Total Investments (Cost $37,838,061) - 107.3%		36,833,915
Liabilities in Excess of Other Assets - (7.3)%		(2,494,709)
Total Net Assets - 100.0%		$34,339,206

Percentages are stated as a percent of net assets.

(a) Non-income producing.
(b) Variable Rate Security.  The rate shown represents the rate at March 31, 2016.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
March 31, 2016 (Unaudited)

Options Written - 7.1%

Call Options - 5.4%	Contracts	Value
S&P 500 Composite Stock Price Index
Expiration: April 2016, Exercise Price: $216.70	330	$374
Expiration: May 2016, Exercise Price: $220.00	320	1,592
Expiration: June 2016, Exercise Price: $218.00	130	5,207
Expiration: June 2016, Exercise Price: $221.00	200	3,470
Expiration: July 2016, Exercise Price: $218.25	260	21,388
Expiration: July 2016, Exercise Price: $219.30	70	4,491
Expiration: August 2016, Exercise Price: $217.80	154	24,579
Expiration: August 2016, Exercise Price: $220.10	210	22,019
Expiration: September 2016, Exercise Price: $205.80	200	159,453
Expiration: September 2016, Exercise Price: $211.00	130	66,393
Expiration: October 2016, Exercise Price: $211.80	250	138,484
Expiration: October 2016, Exercise Price: $212.00	80	43,535
Expiration: November 2016, Exercise Price: $212.75	280	162,393
Expiration: November 2016, Exercise Price: $214.40	50	25,208
Expiration: December 2016, Exercise Price: $196.96	180	285,836
Expiration: December 2016, Exercise Price: $215.35	140	73,248
Expiration: January 2017, Exercise Price: $197.57	320	512,950
Expiration: February 2017, Exercise Price: $210.20	320	286,683
Total Call Options		1,837,303

Put Options - 1.7%
S&P 500 Composite Stock Price Index
Expiration: April 2016, Exercise Price: $186.66	165	881
Expiration: May 2016, Exercise Price: $190.62	20	1,591
Expiration: May 2016, Exercise Price: $189.45	140	9,970
Expiration: June 2016, Exercise Price: $187.43	65	10,067
Expiration: June 2016, Exercise Price: $190.62	100	19,199
Expiration: July 2016, Exercise Price: $187.43	130	32,066
Expiration: July 2016, Exercise Price: $189.90	35	9,854
Expiration: August 2016, Exercise Price: $188.79	77	27,119
Expiration: August 2016, Exercise Price: $189.90	105	38,975
Expiration: September 2016, Exercise Price: $177.44	100	27,967
Expiration: September 2016, Exercise Price: $182.25	65	22,208
Expiration: October 2016, Exercise Price: $182.25	125	51,490
Expiration: October 2016, Exercise Price: $182.39	40	16,566
Expiration: November 2016, Exercise Price: $182.39	140	68,284
Expiration: November 2016, Exercise Price: $184.28	25	13,052
Expiration: December 2016, Exercise Price: $167.94	90	30,967
Expiration: December 2016, Exercise Price: $184.28	70	41,561
Expiration: January 2017, Exercise Price: $167.94	160	62,153
Expiration: February 2017, Exercise Price: $180.90	160	105,477
Total Put Options		589,447
Total Options Written (Premiums received $4,314,285) - 7.1%		$2,426,750

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund’s assets and liabilities as of March 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Purchased Options	$-	$35,336,890	$-	$35,336,890
Money Market Funds	1,497,025	-	-	1,497,025
Total Investments	$1,497,025	$35,336,890	$-	$36,833,915

Options Written	$-	$2,426,750	$-	$2,426,750

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

1. Security Valuation

Hatteras Alternative Mutual Funds Trust (the "Trust") is an open-ended management investment company issuing eight diversified series of shares to investors including: Hatteras Alpha Hedged Strategies Fund ("Alpha"), Hatteras Alternative Multi-Manager Fund ("Alt. Multi-Manager"), Hatteras Managed Futures Strategies Fund ("Managed Futures"), Hatteras Long/Short Equity Fund ("Long/Short Equity"), Hatteras Long/Short Debt Fund ("Long/Short Debt"), Hatteras Market Neutral Fund ("Market Neutral"), Hatteras Event Driven Fund ("Event Driven") and Hatteras Disciplined Opportunity Fund ("Disciplined Opportunity") (individually a "Fund," collectively the "Funds").

Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity, and Long/Short Debt generally do not make direct investments in securities or financial instruments, and invest substantially all of their assets in Market Neutral, Event Driven and the series of the Underlying Funds Trust (“the UFT Portfolios”). Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity and Long/Short Debt record their investment in Market Neutral, Event Driven and the Portfolios at the stated net asset value, which equals fair value. Since Market Neutral, Event Driven and each of the Portfolios is an affiliated registered investment company under the 1940 Act, but are not publicly offered, the Funds classify their holdings as Level 2 under Accounting Standards Codification 820 — Fair Value.

Investments in Market Neutral, Event Driven and Disciplined Opportunity and the UFT Portfolios are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less from date of purchase) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, Hatteras Funds, LP (the "Advisor") and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of Market Neutral and Event Driven with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the Funds may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to year-end related to subsequent valuation information obtained. Therefore, the net assets reflected in these financial statements may differ from the reported NAV's of the Portfolios as of March 31, 2016.

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of March 30, 2016, Event Driven had securities with a market value of $1,041,521, that represents 3.0% of Event Driven’s net assets that were fair valued using these valuation adjustments.

Various inputs are used in determining the value of the Funds' investments. A summary of the inputs used to value Market Neutral, Event Driven and Disciplined Opportunity’s net assets as of March 31, 2016 is located in a table following their Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 — Quoted prices in active markets for identical securities.
●	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity, and Long/Short Debt net assets as of March 31, 2016:

Alpha	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$147,888,576	$—	$147,888,576
Money Market Funds	1,478,202	—	—	1,478,202
Total Investments in Securities	$1,478,202	$147,888,576	$—	$149,366,778
Alternative Multi-Manager	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$14,448,228	$—	$14,448,228
Money Market Funds	369,039	—	—	369,039
Total Investments in Securities	$369,039	$14,448,228	$—	$14,817,267
Managed Futures	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$1,396,814	$—	$1,396,814
Money Market Funds	1,697	—	—	1,697
Total Investments in Securities	$1,697	$1,396,814	$—	$1,398,511
Long/Short Equity	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$29,244,267	$—	$29,244,267
Money Market Funds	703,325	—	—	703,325
Total Investments in Securities	$703,325	$29,244,267	$—	$29,947,592
Long/Short Debt	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$54,954,782	$—	$54,954,782
Money Market Funds	3,395,169	—	—	3,395,169
Total Investments in Securities	$3,395,169	$54,954,782	$—	$58,349,951

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

There were no transfers into or out of Levels 1, 2, or 3 during the period. Transfers between levels are recognized at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Level categories above represent the Funds' investments in shares of the Underlying Funds, and money market funds. The investments and other financial instruments held by the Underlying Funds have separate level categorizations which can be found in the accompanying financial statements.

Valuation of securities held by the Portfolios, including the Portfolios' disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Portfolios' financial statements. Money market funds are valued at their net asset value.

Security Transactions, Investment Income and Realized Gain and Loss
Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the Funds are in conformity with U.S. generally accepted accounting principles.

Repurchase Agreements

Market Neutral, Event Driven and Disciplined Opportunity may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund will receive, as collateral securities whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translations and Transactions

Market Neutral, Event Driven and Disciplined Opportunity may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Market Neutral, Event Driven and Disciplined Opportunity may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Fund since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Convertible Securities
Market Neutral, Event Driven and Disciplined Opportunity may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants
Market Neutral, Event Driven and Disciplined Opportunity may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Short Sales
Market Neutral, Event Driven and Disciplined Opportunity may engage in short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Fund under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Dividends paid on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, the Fund is required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities
Market Neutral, Event Driven and Disciplined Opportunity are permitted to invest in securities that are subject to legal or contractual restrictions on resales ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

To Be Announced ("TBA") Transactions
Market Neutral, Event Driven and Disciplined Opportunity may purchase securities on a forward commitment or on a "To Be Announced" basis. The Fund records TBA transactions on the trade date and segregates with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the period ended March 31, 2016, the Fund did not engage in any TBA transactions.

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Bank Loans — Market Neutral and Event Driven may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. Some of the Bank Loans in which the Fund will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Fund may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

2. Derivative Transactions

Market Neutral, Event Driven and Disciplined Opportunity utilized derivative instruments during the year ended March 31, 2016. Market Neutral’s use of derivatives included options. Event Driven’s use of derivatives included total return swaps, options, and currency forward contracts. Disciplined Opportunity’s use of derivatives included FLEX options

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the advisor's or sub-advisor's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Market Neutral - Market Neutral uses options to implement its strategy of achieving capital appreciation. The Fund uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Fund uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Event Driven — Event Driven uses total return swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event. The total return swaps used during the period were for hedging purposes, while the currency forward contracts were used to hedge against any potential foreign exchange fluctuation when the portfolio invests in foreign securities. The portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the portfolio uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

Disciplined Opportunity – Disciplined Opportunity uses long options to create broad market exposure while utilizing put options and short strategies to enhance market returns and reduce market losses. Specifically, the Fund uses FLEX options, whose customized exercise prices and expiration dates, allow the Fund to more precisely implement its investment strategy than through what could be achieved through the use of standardized option contracts.

The following are descriptions of each type of derivatives used during the period:

Total Return Swaps
A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

Options

Call options give the owner of the option the right, but not the obligation, to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the portfolios, can reduce or eliminate position profits or create losses as well.

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

With options, there is minimal counterparty credit risk to the portfolios since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against defaults.

FLEX Options are customized option contracts available through the CBOE that are guaranteed for settlement by The Options Clearing Corporation ("OCC" or the "Clearinghouse"). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter ("OTC") options positions. The Disciplined Opportunity Fund bears the risk that the Clearinghouse will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Disciplined Opportunity Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

Forwards

Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange. Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a portfolio. Market illiquidity or disruption could result in significant losses.

3. Transactions with Affiliates

Pursuant to Section (2)(a)(3) of the 1940 Act, if any of the Funds own 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of that Fund. During the period ended March 31, 2016, the Funds owned the following positions in such companies for investment purposes only:

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Alpha:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Event Driven	6,783,441	195,021	(3,952,802)	3,025,660	$31,073,828	$8,378,911	$(12,939,615)
Long/Short Equity	16,313,496	-	(9,408,397)	6,905,099	51,623,209	9,400,866	(20,886,471)
Managed Futures Strategies	3,875,037	193,332	(1,644,228)	2,424,141	25,483,489	472,954	1,578,314
Market Neutral	4,601,768	-	(1,750,753)	2,851,015	27,540,807	(563,423)	(92,388)
Relative Value – Long/Short Debt	4,957,977	581,869	(4,042,714)	1,497,132	12,167,192	3,243,303	(5,566,562)

Alternative Multi-Manager:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Event Driven	1,455,964	30,321	(1,090,425)	395,860	$4,065,518	$1,099,845	$(2,000,711)
Long/Short Equity	2,639,375	40,425	(1,667,318)	1,012,482	7,569,414	1,176,129	(3,124,986)
Market Neutral	622,418	8,023	(342,713)	287,728	2,779,455	(117,493)	17,627
Relative Value – Long/Short Debt	182,462	9,033	(187,331)	4,164	33,841	(22,687)	(62,311)

Managed Futures Strategies:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Managed Futures Strategies	72,535	73,731	(13,393)	132,873	$1,396,814	$(1,269)	$55,641

Long/Short Equity:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Long/Short Equity	6,809,460	697,026	(3,594,785)	3,911,701	$29,244,267	$(2,228,423)	$(2,722,921)

Long/Short Debt:
Issuer Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at March 31, 2016	Value at March 31, 2016	2016 Realized Gains (Losses)	2016 Change in Unrealized Gains (Losses)
Relative Value – Long/Short Debt	15,903,421	232,747	(9,374,167)	6,762,001	$54,954,782	$(8,639,024)	$1,374,842

Hatteras Alternative Mutual Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

4. Federal Income Taxes

The cost basis of investments for federal income tax purposes at December 31, 2015 were as follows*:

	Alpha	Alt. Multi-Manager	Managed Futures	Long/Short Equity	Long/Short Debt	Market Neutral Fund	Event Driven	Disciplined Opportunity Fund
Cost of Investments	$276,533,062	$38,382,871	$724,093	$50,381,520	$146,153,820	$43,295,318	$96,113,665	$34,375,242
Gross tax unrealized appreciation	61,302,188	7,122,298	411	5,570,939	406,796	2,358,191	11,175,875	-
Gross tax unrealized depreciation	(4,039,706)	(475,305)	(5,207)	(56,487)	(7,990,844)	(2,717,552)	(17,651,054)	-
Net tax unrealized appreciation (depreciation)	$57,262,482	$6,646,993	$(4,796)	$5,514,452	$(7,584,048)	$(359,361)	$(6,475,179)	$-

 * Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Portfolios’ previous fiscal year end.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the UFT’s most recent semi-annual or annual report.

5. Subsequent Events

On April 29, 2016, the Board of Trustees approved the reorganization of all Managed Futures’ assets and liabilities from the Underlying Funds Trust to the Hatteras Alternative Mutual Funds Trust.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 59.9%
Air Freight & Logistics - 0.4%
Forward Air Corp. (a)	7,889	$357,529
Airlines - 1.8%
Delta Air Lines, Inc.	31,791	1,547,586
Auto Components - 1.1%
Koito Manufacturing Co. Ltd.	21,450	971,274
Beverages - 1.3%
MGP Ingredients, Inc.	46,870	1,136,129
Biotechnology - 5.0%
Amicus Therapeutics, Inc. (a)(b)	26,400	223,080
BioSpecifics Technologies Corp. (b)	22,530	784,495
Celator Pharmaceuticals, Inc. (b)	70,720	780,042
Dynavax Technologies Corp. (b)	35,352	680,172
Eagle Pharmaceuticals, Inc. (b)	18,310	741,555
Gilead Sciences, Inc.	3,688	338,780
Medivation, Inc. (b)	19,725	906,955
Total Biotechnology		4,455,079

Building Products - 1.5%
Armstrong World Industries Inc. (b)	2,185	105,689
Builders FirstSource, Inc. (b)	21,679	244,322
Continental Building Products, Inc. (b)	12,224	226,877
Lennox International, Inc.	781	105,583
NCI Building Systems, Inc. (b)	14,495	205,829
Owens Corning	1,700	80,376
USG Corp. (b)	12,992	322,332
Total Building Products		1,291,008

Chemicals - 0.6%
CF Industries Holdings, Inc.	17,817	558,385
Commercial Services & Supplies - 1.0%
Command Security Corp. (b)	129,019	302,550
HNI Corp.	2,863	112,144
KAR Auction Services, Inc. (a)	8,397	320,262
Quad/Graphics, Inc.	542	7,013
Waste Connections, Inc.	2,175	140,483
Total Commercial Services & Supplies		882,452

Communications Equipment - 1.6%
Arista Networks, Inc. (a)(b)	4,108	259,215
Commscope Holdings Co, Inc. (a)(b)	5,473	152,806
Infinera Corp. (a)(b)	46,900	753,214
Juniper Networks, Inc. (a)	7,986	203,723
Total Communications Equipment		1,368,958

Construction & Engineering - 0.7%
Comfort Systems USA, Inc.	3,528	112,085
Granite Construction, Inc.	1,638	78,296
MasTec, Inc. (a)(b)	22,162	448,559
Total Construction & Engineering		638,940

Construction Materials - 0.5%
Eagle Materials, Inc.	1,357	95,139
Headwaters, Inc. (b)	1,660	32,934
Martin Marietta Materials, Inc.	825	131,596
Summit Materials, Inc. (b)	8,768	170,538
Total Construction Materials		430,207

Consumer Finance - 0.2%
LendingClub Corp. (a)(b)	16,816	139,573
Diversified Financial Services - 0.8%
Zenkoku Hosho Co.	20,200	684,192
Diversified Telecommunication Services - 1.4%
8x8, Inc. (a)(b)	15,593	156,866
Level 3 Communications, Inc. (a)(b)	5,741	303,412
Orange SA	5,680	99,189
ORBCOMM, Inc. (b)	47,026	476,373
Telecom Argentina SA - ADR	1,621	29,000
Telefonica SA	16,078	179,698
Total Diversified Telecommunication Services		1,244,538

Electrical Equipment - 0.0%
Helix Wind Corp. (Aquired 1/6/2010, Cost $355,921) (b)(d)	301,628	30
Electronic Equipment, Instruments & Components - 1.3%
Electro Rent Corp.	18,810	174,181
IPG Photonics Corp. (b)	2,870	275,750
PAX Global Technology Ltd.	736,180	736,411
Total Electronic Equipment, Instruments & Components		1,186,342

Food Products - 1.8%
Bakkafrost PF	24,850	961,588
Darling International, Inc. (b)	47,672	627,840
Total Food Products		1,589,428

Health Care Equipment & Supplies - 0.2%
MGC Diagnostics Corp. (b)	5,838	35,495
Natus Medical, Inc. (b)	3,249	124,859
Total Health Care Equipment & Supplies		160,354

Health Care Providers & Services - 2.1%
Adeptus Health, Inc. (b)	1,925	106,915
Air Methods Corp. (a)(b)	7,060	255,713
Brookdale Senior Living, Inc. (b)	19,813	314,630
Capital Senior Living Corp. (a)(b)	16,632	308,025
The Ensign Group, Inc. (a)	34,050	770,892
US Physical Therapy, Inc.	2,162	107,516
Total Health Care Providers & Services		1,863,691

Health Care Technology - 0.6%
IMS Health Holdings, Inc. (b)	18,186	482,838
Hotels, Restaurants & Leisure - 2.3%
Chipotle Mexican Grill, Inc. (b)	64	30,142
Evolution Gaming (Acquired 9/9/2015 through 9/18/2015, Cost $191,793)(b)(d)	7,320	255,409
Popeyes Louisiana Kitchen, Inc. (b)	2,252	117,239
Scientific Games Corp. (b)	16,549	156,057
Starwood Hotels & Resorts Worldwide, Inc.	500	41,715
Unibet Group PLC	75,840	859,693
Whistler Blackcomb Holdings, Inc. (b)	27,767	572,123
Total Hotels, Restaurants & Leisure		2,032,378

Internet & Catalog Retail - 1.3%
Amazon.com, Inc. (a)(b)	649	385,272
JD.com, Inc. - ADR (b)	3,206	84,959
Netflix, Inc. (a)(b)	4,596	469,849
TripAdvisor, Inc. (a)(b)	3,066	203,889
Total Internet & Catalog Retail		1,143,969

Internet Software & Services - 4.8%
Akamai Technologies, Inc. (a)(b)	1,936	107,583
Alibaba Group Holding, Ltd. - ADR (b)	14,655	1,158,184
Alphabet, Inc. (b)	351	267,778
Bankrate Inc. (b)	2,000	18,340
Hortonworks, Inc. (a)(b)	19,240	217,412
inContact, Inc. (a)(b)	53,920	479,349
New Relic, Inc. (a)(b)	15,059	392,739
VeriSign, Inc. (b)	16,531	1,463,655
Xing AG	937	171,397
Total Internet Software & Services		4,276,437

IT Services - 2.4%
Cancom SE	18,370	915,294
Euronet Worldwide, Inc. (b)	2,384	176,678
InterXion Holding NV (a)(b)	12,055	416,862
Science Applications International Corp.	8,542	455,631
The Hackett Group, Inc.	8,210	124,135
Total IT Services		2,088,600

Machinery - 0.3%
S&T Motiv Co. Ltd.	4,730	286,049
Media - 2.7%
Altice NV (b)	14,455	256,768
AMC Entertainment Holdings, Inc. (a)	6,419	179,668
EW Scripps Co.	2,913	45,414
Hemisphere Media Group, Inc. (a)(b)	23,678	310,892
Nexstar Broadcasting Group, Inc.	11,835	523,935
Numericable SFR	6,132	257,529
Viacom, Inc.	20,231	835,136
Total Media		2,409,342

Metals & Mining - 0.3%
Nucor Corp.	2,178	103,019
United States Steel Corp.	8,260	132,573
Total Metals & Mining		235,592

Multiline Retail - 0.8%
Ryohin Keikaku Co. Ltd.	3,275	691,911
Oil, Gas & Consumable Fuels - 0.5%
Golar LNG Partners LP	31,690	465,526
Paper & Forest Products - 0.4%
KapStone Paper and Packaging Corp.	12,435	172,225
Louisiana-Pacific Corp. (b)	11,108	190,169
Total Paper & Forest Products		362,394

Personal Products - 0.4%
It's Skin Co. Ltd.	2,480	369,745
Pharmaceuticals - 0.8%
H. Lundbeck AS (b)	20,960	691,281
Professional Services - 0.2%
Navigant Consulting, Inc. (a)(b)	11,226	177,483
Real Estate Investment Trusts (REITs) - 0.0%
American Tower Corp.	336	34,396
Road & Rail - 2.2%
AMERCO (a)	4,555	1,627,547
Roadrunner Transportation Systems, Inc. (a)(b)	2,368	29,506
Saia, Inc. (a)(b)	11,555	325,273
Total Road & Rail		1,982,326

Semiconductors & Semiconductor Equipment - 4.0%
Broadcom Ltd. (a)	3,263	504,133
Cirrus Logic, Inc. (b)	13,620	495,904
Ferrotec Corp.	33,060	354,258
Himax Technologies, Inc. - ADR (a)	33,046	371,437
Mellanox Technologies Ltd. (a)(b)	10,238	556,231
Micron Technology, Inc. (b)	2,100	21,987
NXP Semiconductors NV (b)	1,603	129,955
Silicon Motion Technology Corp. - ADR (a)	20,950	813,069
Skyworks Solutions, Inc.	2,133	166,161
U-Blox AG	770	147,880
Total Semiconductors & Semiconductor Equipment		3,561,015

Software - 7.1%
Cadence Design System, Inc. (a)(b)	4,632	109,223
Callidus Software, Inc. (a)(b)	23,449	391,129
CyberArk Software Ltd. (b)	294	12,533
Ellie Mae, Inc. (b)	1,363	123,542
FireEye, Inc. (b)	14,946	268,879
Gigamon, Inc. (a)(b)	3,352	103,979
Infoblox, Inc. (a)(b)	9,531	162,980
Microsoft Corp.	43,766	2,417,196
Monotype Imaging Holdings, Inc.	59,834	1,431,229
RingCentral, Inc. (a)(b)	3,730	58,748
Splunk, Inc. (b)	1,383	67,670
Tableau Software, Inc. (a)(b)	3,269	149,949
Ubisoft Entertainment (b)	16,030	502,670
Varonis Systems, Inc. (b)	11,237	205,075
Zendesk, Inc. (a)(b)	13,078	273,723
Total Software		6,278,525

Specialty Retail - 0.6%
Chico's FAS, Inc.	14,669	194,657
MarineMax, Inc. (a)(b)	18,910	368,178
Total Specialty Retail		562,835

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc. (a)	20,271	2,209,336
Hitachi Maxell Ltd.	47,150	717,167
Immersion Corp. (a)(b)	23,479	193,936
MIRAE Technology Co. Ltd.	34,371	370,301
Seagate Technology PLC	2,406	82,887
Western Digital Corp.	2,232	105,440
Total Technology Hardware, Storage & Peripherals		3,679,067

Trading Companies & Distributors - 0.7%
Applied Industrial Technologies, Inc.	3,762	163,271
Beacon Roofing Supply, Inc. (a)(b)	9,286	380,819
Watsco, Inc.	817	110,082
Total Trading Companies & Distributors		654,172

TOTAL COMMON STOCKS (Cost $45,017,105)		$52,971,576

PURCHASED OPTIONS - 0.1%
Call Options - 0.1%	Contracts
Alphabet, Inc.
Expiration April 2016, Exercise Price: $750.00	5	6,750
Expiration April 2016, Exercise Price: $760.00	26	12,714
Apple, Inc.
Expiration April 2016, Exercise Price: $100.00	30	27,450
Expiration April 2016, Exercise Price: $110.00	177	22,125
Facebook, Inc.
Expiration April 2016, Exercise Price: $115.00	103	2,678
Netflix, Inc.
Expiration April 2016, Exercise Price: $100.00	7	1,666
Expiration April 2016, Exercise Price: $100.00	6	2,784
Expiration April 2016, Exercise Price: $110.00	26	2,158
SPDR S&P 500 ETF Trust
Expiration June 2016, Exercise Price: $222.00	311	4,354
Tableau Software, Inc.
Expiration July 2016, Exercise Price: $55.00	194	44,135
The Walt Disney Co.
Expiration April 2016, Exercise Price: $105.00	156	780
Total Call Options		127,594
Put Options - 0.0%
Red Hat, Inc.
Expiration April 2016, Exercise Price: $65.00	200	1,000
Expiration April 2016, Exercise Price: $67.50	100	750
Expiration April 2016, Exercise Price: $70.00	220	5,500
SanDisk Corp.
Expiration April 2016, Exercise Price: $60.00	7	140
SPDR S&P 500 ETF Trust
Expiration April 2016, Exercise Price: $170.00	192	384
Expiration April 2016, Exercise Price: $197.50	16	464
Total Put Options		8,238
TOTAL PURCHASED OPTIONS (Cost $254,200)		$135,832

MONEY MARKET FUNDS - 30.8%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class
0.45% (a)(c)	27,205,229	27,205,229
TOTAL MONEY MARKET FUNDS (Cost $27,205,229)		$27,205,229

Total Investments (Cost $72,476,534) - 90.8%		80,312,637

Other Assets in Excess of Liabilities - 9.2%		8,110,682
TOTAL NET ASSETS - 100.0%		$88,423,319

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $43,828,292.
(b)	Non-income producing.
(c)	Variable Rate Security. The rate shown represents the rate at March 31, 2016.
(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2016, the value of these securities total $255,439 which represents less than 0.3% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY
SCHEDULE OF SECURITIES SOLD SHORT
March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 28.4%
Aerospace & Defense - 0.1%
Engility Holdings, Inc.	6,361	$119,332
Auto Components - 0.7%
BorgWarner, Inc.	15,522	596,045
Automobiles - 1.0%
Ferrari NV - ADR	11,570	482,469
Tesla Motors, Inc.	1,087	249,760
Winnebago Industries, Inc.	5,003	112,317
Total Automobiles		844,546

Banks - 0.8%
Canadian Imperial Bank of Commerce	2,880	215,143
National Bank of Canada	15,160	495,976
Total Banks		711,119

Beverages - 0.4%
Coca-Cola Co.	8,018	371,955
Biotechnology - 0.4%
Insys Therapeutics, Inc.	9,797	156,654
Osiris Therapeutics, Inc.	31,420	179,408
Total Biotechnology		336,062

Building Products - 0.3%
AAON,Inc.	5,598	156,744
Universal Forest Products, Inc.	828	71,059
Total Building Products		227,803

Chemicals - 0.6%
Calgon Carbon Corp.	14,298	200,458
Kraton Performance Polymers, Inc.	16,988	293,892
Total Chemicals		494,350

Commercial Services & Supplies - 0.1%
Team, Inc.	2,457	74,644
Communications Equipment - 0.4%
Ciena Corp.	16,523	314,268
F5 Networks, Inc.	479	50,702
Total Communications Equipment		364,970

Construction & Engineering - 0.4%
Quanta Services, Inc.	13,756	310,335
Electrical Equipment - 0.7%
Acuity Brands, Inc.	907	197,853
Ametek, Inc.	3,730	186,425
EnerSys, Inc.	1,327	73,940
Sunrun, Inc.	23,170	150,142
Total Electrical Equipment		608,360

Electronic Equipment, Instruments & Components - 1.0%
Arrow Electronics, Inc.	4,079	262,728
Avnet, Inc.	2,812	124,572
Control4 Corp.	26,820	213,487
InvenSense, Inc.	19,275	161,910
IPG Photonics Corp.	1,473	141,526
Total Electronic Equipment, Instruments & Components		904,223

Energy Equipment & Services - 0.7%
CARBO Ceramics, Inc.	17,630	250,346
US Silica Holdings, Inc.	15,870	360,566
Total Energy Equipment & Services		610,912

Food & Staples Retailing - 1.5%
Casey’s General Stores, Inc.	2,722	308,457
Metcash Ltd.	297,140	395,511
Metro AG	10,100	312,428
Woolworths Ltd.	20,890	353,558
Total Food & Staples Retailing		1,369,954

Food Products - 0.4%
Wilmar International Ltd.	151,720	378,337
Gas Utilities - 0.1%
AmeriGas Partners LP	1,863	80,985
Health Care Equipment & Supplies - 1.0%
Abaxis, Inc.	5,752	261,083
Draegerwerk AG & Co.	4,620	313,159
GN Store Nord AS	15,000	313,179
Total Health Care Equipment & Supplies		887,421

Health Care Providers & Services - 0.3%
Premier, Inc.	6,550	218,508
Team Health Holdings, Inc.	1,687	70,533
Total Health Care Providers & Services		289,041

Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc.	16,400	216,644
Hotels, Restaurants & Leisure - 2.2%
Buffalo Wild Wings, Inc.	814	120,570
Chipotle Mexican Grill, Inc.	520	244,904
Chuy’s Holdings, Inc.	4,086	126,952
Darden Restaurants, Inc.	4,350	288,405
McDonald’s Holding Co. Japan Ltd.	18,480	437,829
Papa John’s International, Inc.	2,751	149,077
Red Robin Gourmet Burgers, Inc.	2,088	134,613
Royal Caribbean Cruises Ltd.	5,659	464,887
Total Hotels, Restaurants & Leisure		1,967,237

Household Durables - 0.2%
GoPro, Inc.	15,210	181,912
Internet & Catalog Retail - 0.2%
Netflix, Inc.	1,670	170,724
Internet Software & Services - 0.5%
Rackspace Hosting, Inc.	3,723	80,379
VeriSign, Inc.	3,848	340,702
Total Internet Software & Services		421,081

IT Services - 0.9%
Accenture PLC	3,380	390,052
FleetCor Technologies, Inc.	696	103,530
International Business Machines Corp.	804	121,766
Wirecard AG	4,480	169,290
Total IT Services		784,638

Leisure Products - 0.7%
Arctic Cat, Inc.	15,770	264,936
Brunswick Corp.	6,759	324,297
Total Leisure Products		589,233

Life Sciences Tools & Services - 0.2%
Genfit SA	5,284	183,447
Machinery - 1.1%
Joy Global, Inc.	11,470	184,323
Lincoln Electric Holdings, Inc.	4,804	281,370
Sandvik AB	31,530	325,641
Tennant Co.	155	7,979
Wabash National Corp.	10,661	140,725
Total Machinery		940,038

Media - 0.4%
Discovery Communications, Inc.	2,595	74,295
Gannett Co, Inc.	10,500	158,970
JCDecaux SA	2,397	104,910
The New York Times Co.	1,862	23,200
Total Media		361,375

Metals & Mining - 0.3%
Compass Minerals International, Inc.	3,281	232,492
Oil, Gas & Consumable Fuels - 2.5%
Chevron Corp.	4,210	401,634
Exxon Mobil Corp.	16,530	1,381,743
Green Plains Renewable Energy, Inc.	26,288	419,556
Total Oil, Gas & Consumable Fuels		2,202,933

Personal Products - 0.9%
Edgewell Personal Care Co.	4,084	328,884
Nu Skin Enterprises, Inc.	10,095	386,134
USANA Health Sciences, Inc.	921	111,828
Total Personal Products		826,846

Pharmaceuticals - 0.2%
The Medicines Co.	6,600	209,682
Professional Services - 0.2%
Nielsen Holdings PLC	2,727	143,604
Road & Rail - 0.7%
ArcBest Corp.	16,988	366,771
Avis Budget Group, Inc.	8,860	242,410
Total Road & Rail		609,181

Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	21,667	700,927
MaxLinear, Inc.	7,220	133,570
NVIDIA Corp.	5,890	209,861
NXP Semiconductors NV	2,919	236,643
SMA Solar Tech AG	1,829	95,071
Texas Instruments, Inc.	2,550	146,421
Total Semiconductors & Semiconductor Equipment		1,522,493

Software - 1.2%
Mobileye NV	23,437	873,966
Workday, Inc.	3,000	230,520
Total Software		1,104,486

Specialty Retail - 0.9%
Best Buy Co., Inc.	3,521	114,221
CarMax, Inc.	4,101	209,561
Express, Inc.	543	11,626
Foot Locker, Inc.	522	33,669
Signet Jewelers Ltd.	3,182	394,664
Sportsman’s Warehouse Holdings, Inc.	3,152	39,715
Total Specialty Retail		803,456

Technology Hardware, Storage & Peripherals - 0.1%
Pure Storage, Inc.	3,782	51,776
Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc. - Class A	2,557	216,910
Thrifts & Mortgage Finance - 0.4%
Home Capital Group, Inc.	13,340	360,116
Trading Companies & Distributors - 1.5%
GATX Corp.	1,809	85,927
Marubeni Corp.	137,120	693,746
Toromont Industries Ltd.	21,940	579,605
Total Trading Companies & Distributors		1,359,278

Wireless Telecommunication Services - 0.1%
Rogers Communications, Inc.	3,270	130,926
TOTAL COMMON STOCKS (Proceeds $26,255,248)		$25,170,902

EXCHANGE TRADED FUNDS - 7.0%
Consumer Discretionary Select Sector SPDR Fund	4,221	333,670
Direxion Daily Semiconductors Bear 3x Shares	1,645	54,581
iPATH S&P 500 VIX Short-Term Futures ETN	5,681	100,043
iShares China Large-Cap ETF	18,952	640,009
iShares MSCI Australia ETF	17,832	344,514
iShares MSCI South Korea Capped ETF	7,260	383,473
iShares Russell 2000 ETF	3,163	349,891
iShares Russell 2000 Growth ETF	2,990	396,713
Market Vectors Semiconductor ETF	1,093	60,203
Materials Select Sector SPDR Fund	2,767	123,989
PowerShares QQQ	7,288	795,850
ProShares UltraPro Short Russell 2000	3,140	88,328
SPDR S&P 500 ETF Trust	9,825	2,019,627
SPDR S&P Homebuilders ETF	11,788	398,906
VelocityShares 3x Inverse Natural Gas ETN	4,020	82,330
TOTAL EXCHANGE TRADED FUNDS (Proceeds $6,215,557)		$6,172,127

Total Securities Sold Short (Proceeds $32,470,805) - 35.4%		$31,343,029

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY
SCHEDULE OF OPTIONS WRITTEN
March 31, 2016 (Unaudited)

	Contracts	Value
CALL OPTIONS
Broadcom Ltd.
Expiration: April 2016, Exercise Price: $150.00	24	15,600
Total Call Options		15,600

PUT OPTIONS
SanDisk Corp.
Expiration: April 2016, Exercise Price: $50.00	7	63
Tableau Software, Inc.
Expiration: July 2016, Exercise Price: $30.00	152	19,000
Total Put Options		19,063

Total Options Written (Premiums received $48,669)		$34,663

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY
SWAP CONTRACTS
March 31, 2016 (Unaudited)

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Termination Dates	Financing Rate	Notional Value	Unrealized Appreciation/ (Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Aerospace Industrial	Receive	6/1/2016	1.190%	$241,218	$24,190

BNP Paribas SA	Eicher Motors Ltd.	Receive	4/3/2017 - 5/2/2017	1.190%	237,427	44,677

BNP Paribas SA	Taiwan Paiho Ltd.	Receive	4/1/2016 - 5/2/2017	1.190%	526,781	275,455

BNP Paribas SA	Taiwan Paiho Ltd.	Receive	6/1/2017	0.750%	526,781	275,454

BNP Paribas SA	Tung Thih Electronic Co. Ltd.	Receive	9/1/2016 - 10/3/2016	1.190%	808,864	568,742

BNP Paribas SA	Vectura Group PLC	Receive	5/3/2016 - 4/3/2017	1.260%	708,073	61,159

BNP Paribas SA	Voltronic Power Technology	Receive	12/1/2016 - 2/2/2017	1.190%	645,275	132,547

Total Long Total Return Swap Contracts - 1.6%						$1,382,224

SHORT TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Beijing Enterprises	Pay	4/3/2017	-2.730%	$234,028	$(44,305)

BNP Paribas SA	BTG PLC	Pay	7/1/2016 - 12/1/2016	0.110%	361,441	104,250

BNP Paribas SA	Circassia Pharmaceuticals	Pay	5/3/2016 - 4/3/2017	-0.990%	210,546	34,409

BNP Paribas SA	Circassia Pharmaceuticals	Pay	12/1/2016	-1.990%	57,605	17,335

BNP Paribas SA	Commonwealth Bank of Austrailia	Pay	5/1/2017	1.590%	504,495	(47,473)

BNP Paribas SA	Larsen & Toubro Ltd.	Pay	6/1/2017	0.430%	96,443	152

BNP Paribas SA	Larsen & Toubro Ltd.	Pay	5/2/2017	0.440%	96,443	151

BNP Paribas SA	Metcash Ltd.	Pay	12/1/2016	-0.400%	134,570	(29,733)

BNP Paribas SA	Reliance Infastrusture Ltd.	Pay	6/1/2017	0.430%	146,512	(741)

BNP Paribas SA	Reliance Infastrusture Ltd.	Pay	5/2/2017	0.440%	146,511	(741)

BNP Paribas SA	Tesco PLC	Pay	6/1/2016 - 4/3/2017	0.110%	234,274	18,758

BNP Paribas SA	Woolworths Ltd.	Pay	4/3/2017	1.600%	92,240	202

Total Short Total Return Swap Contracts - 0.1%						$52,264

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

Fair values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2016 (Unaudited):

	Assets		Liabilities

Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$135,832
Written Options			Written option contracts, at fair value	34,663
Swap Contracts	Unrealized gain on swap contracts	1,557,481	Unrealized loss on swap contracts	(122,993)
Total		$1,693,313		$(88,330)

The average quarterly fair value of purchased and written options during the period ended March 31, 2016 were as follows:

Purchased options	$425,069
Written options	$143,727

The average quarterly notional amounts of swaps during the period ended March 31, 2016 were as follows:

Swaps	$2,814,862

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
 LONG/SHORT EQUITY

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2016 (Unaudited):

Description	Level 1	Level 2		Level 3	Total
Common Stocks	$42,559,067	$10,412,509	(1)	$-	$52,971,576
Purchased Options	90,947	44,885		-	135,832
Money Market Funds	27,205,229	-		-	27,205,229
Total Long Investments in Securities	$69,855,243	$10,457,394		$-	$80,312,637

Securities Sold Short:
Common Stocks	$21,094,796	$4,076,106	(1)	$-	$25,170,902
Exchange Traded Funds	6,172,127	-		-	6,172,127
Total Securities Sold Short	$27,266,923	$4,076,106		$-	$31,343,029

Written Options	$63	$34,600		$-	$34,663

Other Financial Instruments (2)
Total Return Swap Buy Contracts	$-	$1,382,224		$-	$1,382,224
Total Return Swap Sell Contracts	-	52,264		-	52,264
Total Other Financial Instruments	$-	$1,434,488		$-	$1,434,488

Below are the transfers into or out of Levels 1 and 2 during the quarter ended March 31, 2016:

	Long Securities	Securities Sold Short
Transfers into Level 1	$-	$-
Transfers out of Level 1	672,851	-
Net Transfers in and/(out) of Level 1	$(672,851)	$-

Transfers into Level 2	672,851	$-
Transfers out of Level 2	-	-
Net Transfers in and/(out) of Level 2	$672,851	$-

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on March 31, 2016. See Note 2 in the Notes to Financial Statements.

Transfers between levels are recognized at the end of the reporting period.

(1) The Common Stocks Level 2 balance consists of the value of the associated Level 2 investments in the following industries:
	Long Securities	Securities Sold Short
Auto Components	$971,274	$-
Commercial Services & Supplies	302,550
Diversified Financial Services	684,192	-
Diversified Telecommunication Services	278,887	-
Electronic Equipment, Instruments & Components	736,411	-
Food & Staples Retailing	-	1,061,497
Food Products	961,588	378,337
Health Care Equipment & Supplies	-	626,338
Hotels Restaurants & Leisure	1,115,102	437,829
Internet Software & Services	171,397	-
IT Services	915,294	169,290
Life Sciences Tools & Services	-	183,447
Machinery	286,049	325,641
Media	514,297	104,910
Multiline Retail	691,911	-
Pharmaceuticals	691,281	-
Semiconductors & Semiconductor Equipment	502,138	95,071
Trading Companies & Distributors	-	693,746
Software	502,670	-
Technology Hardware, Storage & Peripherals	1,087,468	-
	$10,412,509	$4,076,106

(2) Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MANAGED FUTURES STRATEGIES
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)
(Consolidated)

	Shares	Value
Money Market Funds - 65.6%
First American Prime Obligations Fund - Class Z 0.31% (a) (b)	7,631,178	$7,631,178
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class 0.45% (a) (b)	9,997,485	$9,997,485
Total Money Market Funds (Cost $17,628,663)		17,628,663

Other Short-Term Investment Vehicle - 9.5%
Smith Breeden Institutional Short Duration Portfolio (c)	2,500,000	2,549,260
Total Other Short-Term Investment Vehicle (Cost $2,500,000)		2,549,260

Total Investments (Cost $20,128,663) - 75.1%		20,177,923

Other Assets in Excess of Liabilities - 24.9%		6,702,371
Total Net Assets - 100.0%		$26,880,294

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown represents the rate at March 31, 2016.
(b)	All or a portion of the shares have been committed as collateral for swaps.
(c)	Security fair valued in good faith pursuant to policies adopted by the Portfolio’s Board of Trustees. The value of these securities total $2,549,260, which represents 9.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MANAGED FUTURES STRATEGIES
SWAP CONTRACTS
March 31, 2016 (Unaudited)
(Consolidated)

Long Total Return Swap Contracts
				Unrealized
		Termination	Notional	Appreciation/
Counterparty	Reference Entity	Date	Value	(Depreciation)

Newedge UK Financial Ltd.	Revolution Alpha Program Index (a)	Indefinite	11,500,000	1,185,465

Newedge UK Financial Ltd.	ROW Diversified Index (a)	Indefinite	13,925,000	915,162

Total Long Total Return Swap Contracts - 7.8%				$2,100,627

(a) Security fair valued in good faith pursuant to policies adopted by the Portfolio’s Board of Trustees. The net unrealized appreciation of these securities total $2,100,627 which represents 7.8% of total net assets.

The average quarterly notional amount of swaps during the trailing four quarters ended March 31, 2016 were as follows:

Swaps	$39,943,750

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MANAGED FUTURES STRATEGIES

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio’s net assets as of March 31, 2016 (unaudited):

Description	Level 1	Level 2		Level 3	Total
Money Market Funds	$17,628,663	$-		$-	$17,628,663
Other Short-Term Investment Vehicle	-	2,549,260		-	2,549,260
Total Investments in Securities	$17,628,663	$2,549,260		$-	$20,177,923

Long Total Return Swap Contracts	$-	$2,100,627	*	$-	$2,100,627
Total Other Financial Instruments	$-	$2,100,627		$-	$2,100,627

* Includes unrealized appreciation/depreciation on swaps contracts as reported in the Swap Contracts schedule.
There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 5.5%
Beverages - 0.0%
Marie Brizard Wine & Spirits SA (a)	801	$17,491
Building Products - 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0) (a)(b)(g)	2,804	0
Euramax Holdings, Inc. (a)(g)	137	0
Total Building Products		0

Diversified Telecommunication Services - 0.0%
Intelsat SA (a)	2,475	6,237
Electric Utilities - 0.1%
TerraForm Power, Inc.	4,342	37,558
Machinery - 0.4%
EnPro Industries, Inc.	4,269	246,236
Media - 2.1%
Altice NV (a)	4,821	85,637
DISH Network Corp. (a)	3,963	183,328
EW Scripps Co.	7,468	116,426
Gray Television, Inc. (a)	25,106	294,242
Loral Space & Communications, Inc. (a)(c)	8,293	291,333
Nexstar Broadcasting Group, Inc.	2,806	124,222
Sinclair Broadcast Group, Inc.	2,380	73,185
Tribune Media Co.	7,075	271,326
Total Media		1,439,699

Oil, Gas & Consumable Fuels - 0.0%
Sprott Resource Corp. (a)	301	111
Transportation Infrastructure - 2.9%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,446) (a)(b)(g)	9,420	1,568,006
Macquarie Infrastructure Corp. (c)	5,350	360,804
Total Transportation Infrastructure		1,928,810
TOTAL COMMON STOCKS (Cost $4,055,910)		$3,676,142

PREFERRED STOCKS - 0.2%
Building Products - 0.2%
Dayton Superior Corp. Preferred Units, 0.000% (Acquired 12/23/2009, Cost $454,916) (a)(b)(g)	3,115	129,999
TOTAL PREFERRED STOCKS (Cost $454,916)		$129,999

	Principal
	Amount
ASSET BACKED SECURITIES - 2.0%
American Homes 4 Rent Trust
American Homes 4 Rent Trust	$500,000	468,613
American Residential Property Trust
Series 2014-SFR1, Class E, 4.361%, 09/18/2031 (Acquired 08/15/2014, Cost $393,945) (d)(e)	400,000	385,193
Invitation Homes Trust
Series 2014-SFR1, Class F, 4.191%, 06/19/2031 (Acquired 08/21/2014, Cost $485,000) (d)(e)	500,000	475,220
TOTAL ASSET BACKED SECURITIES (Cost $1,360,195)		$1,329,026

MORTGAGE BACKED SECURITIES - 33.1%
Banc of America Commercial Mortgage Trust
Series 2006-5, Class AJ, 5.477%, 09/10/2047	4,214,000	3,693,571
CD Mortgage Trust
Series 2006-CD2, Class AJ, 5.434%, 01/15/2046 (d)	955,000	882,659
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-25, Class 1A3, 1.153%, 02/25/2035 (d)	387,984	326,877
Fannie Mae REMICS
Series 2011-124, Class IC, 3.500%, 09/25/2021	217,627	10,932
Series 2011-88, Class WI, 3.500%, 09/25/2026	238,293	22,899
Series 2008-87, Class AS, 7.217%, 07/25/2033 (d)	142,895	31,167
Series 2004-66, Class SE, 6.067%, 09/25/2034 (d)	94,873	16,879
Series 2005-65, Class KI, 6.567%, 08/25/2035 (d)	99,214	18,959
Series 2005-89, Class S, 6.267%, 10/25/2035 (d)	439,404	81,266
Series 2007-75, Class JI, 6.112%, 08/25/2037 (d)	94,042	16,266
Series 2012-126, Class SJ, 4.567%, 11/25/2042 (d)	1,168,573	194,267
Fannie Mae Connecticut Avenue Securities
Series 2014-C04, Class 1M2, 5.333%, 11/25/2024 (d)	535,000	540,166
Series 2015-C04, Class 2M2, 5.983%, 04/25/2028 (d)	175,000	176,706
Series 2015-C04, Class 1M2, 6.133%, 04/25/2028 (d)	175,000	177,339
Series 2016-C02, Class 1M2, 6.438%, 09/25/2028 (d)	150,000	153,045
Freddie Mac REMICS
Series 3308, Class S, 6.764%, 03/15/2032 (d)	67,063	14,369
Series 2965, Class SA, 5.614%, 05/15/2032 (d)	63,770	9,902
Government National Mortgage Association
Series 2012-101, Class AI, 3.500%, 08/20/2027	163,893	19,106
Series 2012-103, Class IB, 3.500%, 04/20/2040	357,423	36,438
Series 2011-157, Class SG, 6.168%, 12/20/2041 (d)	704,515	157,225
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-C31, Class D, 4.119%, 08/17/2048 (d)	500,000	349,972
Series 2007-CB19, Class AJ, 5.699%, 02/12/2049 (d)(h)	9,120,944	7,821,208
Luminent Mortgage Trust
Series 2006-2, Class A1A, 0.633%, 02/25/2046 (d)	475,888	310,840
ML-CFC Commercial Mortgage Trust
Series 2007-5, Class AJ, 5.450%, 08/12/2048 (d)	5,444,949	4,822,908
Series 2007-5, Class AJFL, 5.450%, 08/14/2048 (Acquired 06/25/2014 through 10/01/2015, Cost $1,142,936) (d)(e)	1,178,959	1,044,242
Morgan Stanley Capital I Trust
Series 2007-IQ13, Class AJ, 5.438%, 03/15/2044	1,374,690	1,115,366
Terwin Mortgage Trust
Series 2007-QHL1, 0.000%, 10/13/2038 (g)(i)	734,338	0
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class XC, 0.322%, 12/15/2043 (Acquired 03/21/2014, Cost $113,255) (d)(e)	9,066,731	22,815
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class D, 4.471%, 09/17/2048 (d)	212,000	165,285
TOTAL MORTGAGE BACKED SECURITIES (Cost $23,861,811)		$22,232,674

CORPORATE BONDS - 15.7%
Banks - 0.5%
Citigroup, Inc.
4.600%, 03/09/2026	100,000	102,784
Royal Bank of Scotland Group PLC
6.000%, 12/19/2023	250,000	253,675
Total Banks		356,459

Building Products - 0.1%
Masco Corp.
3.500%, 04/01/2021	40,000	40,500
4.375%, 04/01/2026	45,000	46,040
Total Building Products		86,540

Chemicals - 0.0%
CB Momentive Performance
0.000%, 10/15/2020 (g)	488,000	0
Communications Equipment - 0.3%
Avaya, Inc.
7.000%, 04/01/2019 (Acquired 10/20/2015, Cost $191,413) (e)	250,000	170,000
Diversified Financial Services - 2.5%
Corolla Trust
5.100%, 08/28/2039 (Acquired 08/15/2014, Cost $1,816,601) (e)	2,344,000	1,488,439
General Motors Financial Co., Inc.
5.250%, 03/01/2026	165,000	173,483
Total Diversified Financial Services		1,661,922

Diversified Telecommunication Services - 0.3%
Frontier Communications Corp.
11.000%, 09/15/2025 (Acquired 09/11/2015, Cost $215,084) (e)	215,000	216,881
Food Products - 0.3%
Pinnacle Operating Corp.
9.000%, 11/15/2020 (Acquired 03/01/2016, Cost $232,775) (b)	250,000	216,875
Hotels, Restaurants & Leisure - 4.8%
Caesar’s Entertainment Operating Co., Inc.
10.750%, 02/01/2016	1,500,000	720,000
6.500%, 06/01/2016 (i)	4,432,000	1,706,320
Caesar’s Entertainment Resort Properties LLC
8.000%, 10/01/2020 (e)(i)	250,000	246,000
ESH Hospitality, Inc.
5.250%, 05/01/2025 (Acquired 03/11/2016, Cost $93,575) (e)	95,000	93,219
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	425,000	437,750
Total Hotels, Restaurants & Leisure		3,203,289

Insurance - 1.4%
Syncora Holdings Ltd.
6.880%, 09/29/2049 (d)	3,843,906	941,757
Machinery - 0.7%
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.
8.625%, 06/01/2021 (Acquired 07/17/2015, Cost $625,134) (b)	635,000	482,600
Media - 0.2%
Aleris International, Inc.
9.500%, 04/01/2021 (Acquired 03/22/2016, Cost $101,425) (e)	100,000	102,187
Cinemark USA, Inc.
4.875%, 06/01/2023 (Acquired 03/16/2016, Cost $54,800) (e)	55,000	55,740
Total Media		157,927

Metals & Mining - 0.6%
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.
13.750%, 12/31/2016 (i)	72,000	2,880
BlueScope Steel Ltd./BlueScope Steel Finance USA LLC
7.125%, 05/01/2018 (Acquired 06/30/2015, Cost $386,489) (e)	380,000	383,800
Total Metals & Mining		386,680

Oil, Gas & Consumable Fuels - 2.3%
Antero Resources Corp.
5.125%, 12/01/2022	300,000	273,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.750%, 04/15/2023	190,000	132,050
Kinder Morgan Energy Partners LP
5.400%, 09/01/2044	500,000	433,460
MPLX LP
4.875%, 06/01/2025 (Acquired 05/28/2015, Cost $247,565) (e)	250,000	228,461
Petroleos Mexicanos
6.375%, 01/23/2045	500,000	466,000
Total Oil, Gas & Consumable Fuels		1,532,971

Real Estate Investment Trusts (REITs) - 0.1%
istar, Inc.
6.500%, 07/01/2021	65,000	63,700
Real Estate Management & Development - 0.4%
K Hovnanian Enterprises, Inc.
8.000%, 11/01/2019 (Acquired 10/31/2014, Cost $445,000) (b)	445,000	278,125
Technology Hardware, Storage & Peripherals - 0.6%
Seagate HDD Cayman
5.750%, 12/01/2034	600,000	427,348
Textiles, Apparel & Luxury Goods - 0.0%
Industrias Unidas SA de CV
8.750%, 03/26/2010 (g)(i)	38,000	0
Wireless Telecommunication Services - 0.6%
Intelsat Luxembourg SA
6.750%, 06/01/2018	150,000	115,125
Sprint Corp.
7.250%, 09/15/2021	345,000	265,219
Total Wireless Telecommunication Services		380,344

TOTAL CORPORATE BONDS (Cost $14,779,277)		$10,563,418

US TREASURY BILL - 0.2%
United States Treasury Bills
0.000%, 06/23/2016 (f)	160,000	159,925
TOTAL US TREASURY BILL (Cost $159,921)		159,925

BANK LOANS - 5.7%
Bowie Resources LLC Term Loan 2nd Lien
11.750%, 08/16/2021 (d)	177,060	148,730
Cunningham Lindsay US, Inc. Term Loan 1st Lien
5.000%, 12/10/2019 (d)	13,000	9,181
Denmark Holdco Term Loan PIK
4.003%, 12/31/2019 (d)	7,318	9,144
Direct ChassisLink, Inc. Term Loan 2nd Lien
8.250%, 11/30/2021 (d)(g)	815,150	783,685
Emerging Markets Communications LLC Term Loan 1st Lien
6.750%, 06/29/2021 (d)	516,100	479,973
Euramax International, Inc. Term Loan
2.000%, 09/30/2016 (d)	1,623,574	1,542,396
NAVEX Global, Inc. Term Loan 2nd Lien
9.750%, 11/18/2022 (d)	877,000	802,455
Viking Consortium Acquisition Term Loan PIK
0.752%, 12/31/2019 (d)	14,325	18,105
TOTAL BANK LOANS (Cost $3,950,715)		$3,793,669

OTHER SECURITIES - 0.0%
PTMH Halcyon (a)(g)	255,221	0
SlavInvestBank Loan Participation Notes
9.875%, 12/31/2012 (g)(i)	45,000	0
Tribune Litigation Interest (a)(g)	13,789	0
TOTAL OTHER SECURITIES (Cost $58,789)		$0

PURCHASED OPTIONS - 0.0%
Put Options - 0.0%	Contracts
iShares Russell 2000 ETF
Expiration April 2016, Exercise Price: $102.00	93	$930
Expiration May 2016, Exercise Price: $101.00	93	5,673
Expiration June 2016, Exercise Price: $100.00	93	11,346
Total Put Options		17,949
TOTAL PURCHASED OPTIONS (Cost $55,269)		$17,949

MONEY MARKET FUNDS - 23.0%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio - Institutional Class 0.45% (d)	15,430,736	15,430,736
TOTAL MONEY MARKET FUNDS (Cost $15,430,736)		$15,430,736

Total Investments (Cost $64,167,539) - 85.4%		57,333,538

Other Assets in Excess of Liabilities - 14.6%		9,822,301
TOTAL NET ASSETS - 100.0%		$67,155,839

Percentages are stated as a percent of net assets.

PIK	Payment In-Kind

(a)	Non-income producing.
(b)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor (unaudited). Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2016, the value of these securities total $2,675,605 which represents 4.0% of total net assets.
(c)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $334,554.
(d)	Variable Rate Security. The rate shown represents the rate at March 31, 2016.
(e)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor (unaudited). Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At March 31, 2016, the value of these securities total $4,912,197 which represents 7.3% of total net assets.
(f)	All or a portion has been committed as collateral for futures.
(g)	Security classified as Level 3 as determined in good faith pursuant to procedures adopted by the Board of Trustees — Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). At March 31, 2016, the value of these securities total $2,481,690 which represents 3.7% of total net assets.
(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Default or other conditions exist and security is not presently accruing income.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT
SCHEDULE OF SECURITIES SOLD SHORT
March 31, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 3.6%
Commercial Services & Supplies - 0.2%
Quad/Graphics, Inc.	11,274	$145,886
Insurance - 0.6%
Ambac Financial Group, Inc.	35	553
Primerica, Inc.	8,319	370,445
Total Insurance		370,998

Media - 0.6%
New Media Investment Group, Inc.	7,241	120,490
SES SA	1,539	45,023
Viacom, Inc.	5,549	229,063
Total Media		394,576

Multiline Retail - 0.8%
J.C. Penney Co., Inc.	50,781	561,638
Specialty Retail - 0.6%
Best Buy Co., Inc.	4,132	134,042
Hibbett Sports, Inc.	1,948	69,933
Outerwall, Inc.	5,924	219,129
Total Specialty Retail		423,104

Textiles, Apparel & Luxury Goods - 0.1%
Coach, Inc.	1,604	64,304
Thrifts & Mortgage Finance - 0.6%
BofI Holding, Inc.	19,244	410,667
Wireless Telecommunication Services - 0.1%
NII Holdings, Inc.	8,928	49,372
TOTAL COMMON STOCKS (Proceeds $2,932,287)		$2,420,545

Total Securities Sold Short (Proceeds $2,932,287) - 3.6%		$2,420,545

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT
FUTURES CONTRACTS
March 31, 2016 (Unaudited)

	Expiration		Underlying Notional	Unrealized
	Month	Contracts	Amount at Value	Appreciation (Depreciation)
Short Futures Contracts
US 5Yr Note	June 2016	1	$121,164	$(1,565)
US Long Bond	June 2016	5	822,188	7,760
US 10Yr Note	June 2016	13	1,695,078	7,294
USD IRS 5Yr Prime	June 2016	32	3,319,500	(17,541)
Total Short Futures Contracts				$(4,052)

Total Futures Contracts - 0.0%				$(4,052)

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT
SWAP CONTRACTS
March 31, 2016 (Unaudited)

							Maximum	Upfront
			(Pay)/			Moody’s Rating	Potential	Premium	Unrealized
		Buy/Sell	Receive	Termination	Notional	of Reference	Future Payment	Paid	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	(Receipt)	(Received)	(Depreciation)

Credit Default Swap Buy Contracts

BNP Paribas S.A.	Markit CDX.HY.25 (a)	Buy	(5.00%)	Dec 20 2020	$1,500,000	B1	$(1,500,000)	$(9,430)	$(34,448)
BNP Paribas S.A.	Markit CDX.IG.26 (b)	Buy	(1.00%)	Jun 20 2021	2,000,000	Baa2	(2,000,000)	(16,080)	(4,198)
Credit Suisse	Staples, Inc.	Buy	(1.00%)	Jun 20 2019	5,000,000	Baa2	(5,000,000)	224,724	(191,549)

Total Credit Default Swap Contracts - (0.3)%								$199,214	$(230,195)

(a) Markit CDX North American High Yield Index
(b) Markit CDX Investment Grade Index

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT
REVERSE REPURCHASE AGREEMENTS
March 31, 2016 (Unaudited)

	Principal
	Amount	Value
Reverse Repurchase Agreements - 9.0%
Credit Suisse Securities U.S.A., LLC (Dated 3/8/2016), due 4/8/2016, 2.188%	$6,074,000	$6,074,000

Total Reverse Repurchase Agreements (Proceeds $6,074,000) - 9.0%		$6,074,000

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2016 (Unaudited):

	Assets			Liabilities
Derivatives	Description		Fair Value	Description		Fair Value
Equity Contracts:
Purchased Options	Investments		$17,949	Written option contracts, at value		$-
Total Equity Contracts			$17,949			$-
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts	*	$15,054	Unrealized depreciation on futures contracts	*	$19,106
Total Interest Rate Contracts			$15,054			$19,106
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized appreciation on swap contracts	**	224,724	Swap payments received & unrealized depreciation on swap contracts	**	255,705
Total Derivatives			$257,727			$274,811

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Cumulative net appreciation/depreciation is presented on the Statement of Assets and Liabilities.
** Includes both the unrealized gain/loss and the upfront payments paid or received on credit default swap contracts. As reported in the Swap Contracts schedule.

The average quarterly market value of purchased and written options during the trailing four quarters ended March 31, 2016 were as follows:

Purchased options	$334,744
Written options	$160,968

The average quarterly notional amount of futures contracts during the trailing four quarters ended March 31, 2016 were as follows:

Long Futures Contracts
Interest Rate Contracts	$20,190,145

Short Futures Contracts
Interest Rate Contracts	$40,337,305

The average quarterly notional amount of swaps and forward contracts during the trailing four quarters ended March 31, 2016 were as follows:

Swaps	$82,813,500
Forward Contracts	$11,604,889

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio’s net assets as of March 31, 2016 (Unaudited):

Description	Level 1		Level 2	Level 3		Total
Common Stocks	$2,005,008	(1)	$103,128 (2)	$1,568,006	(3)	$3,676,142
Preferred Stocks	-		-	129,999		129,999
Asset Backed Securities	-		1,329,026	-		1,329,026
Mortgage Backed Securities	-		22,232,674	-		22,232,674
Corporate Bonds	-		10,563,418	-		10,563,418
U.S. Government Treasury Bills	-		159,925	-		159,925
Bank Loans	-		3,009,984	783,685		3,793,669
Other Securities	-		-	-		-
Purchased Options	17,949		-	-		17,949
Money Market Funds	15,430,736		-	-		15,430,736
Total Investments in Long Securities	$17,453,693		$37,398,155	$2,481,690		$57,333,538

Securities Sold Short:
Common Stocks	$2,375,522	(1)	$45,023 (2)	$-		$2,420,545
Total Securities Sold Short	$2,375,522		$45,023	$-		$2,420,545

Other Financial Instruments*
Short Futures Contracts	$(4,052)		$-	$-		$(4,052)
Credit Default Swap Buy Contracts	-		(230,195)	-		(230,195)
Repurchase Agreements	-		(6,074,000)	-		(6,074,000)
Total Other Financial Instruments	$(4,052)		$(6,304,195)	$-		$(6,308,247)

(1) Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.
(2) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Long Securities	Short Securities
Beverages	$17,491	$-
Media	85,637	45,023
	$103,128	$45,023

(3) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Building Products	$-
Transportation Infrastructure	1,568,006
$1,568,006

* Includes cumulative appreciation (depreciation) on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into and out of Level 1.

Transfers between levels are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Investments in Securities, at value
Balance as of December 31, 2015	$5,119,636
Accrued discounts/premiums	39,548
Realized gain (loss)	(2,416,140)
Change in unrealized net depreciation	1,783,167
Purchases	-
(Sales)	(2,044,521)
Transfer in/(out) of Level 3	-
Balance as of March 31, 2016	$2,481,690

Change in unrealized appreciation/depreciation during the period for level 3 investments held at March 31, 2016	$(115,893)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE - LONG/SHORT DEBT

The following provides information regarding the valuation techniques, inputs used, and other information related to the fair value of Level 3 investments as of March 31, 2016 (Unaudited).
Type of Security	Fair Value at 3/31/2016	Valuation Techniques	Unobservable Input	Range		Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks	$1,568,006	Market comparable companies	EBITDA multiple	5.83	x	5.83	x	Increase
			Revenue multiple	0.62	x	0.62	x	Increase
			Discount for lack of marketability	25%		25%		Decrease

Preferred Stocks	129,999	Valuation based on financial information from company	Private company financial information	N/	A	N/	A	Increase
			Discount for lack of marketability	75%		75%		Decrease

Bank Loans	783,685	Consensus pricing	Third party & broker quoted inputs	N/	A	N/	A	Increase

Other Securities	-	Consensus pricing	Inputs used by third party valuation firm	N/	A	N/	A	Increase

The significant unobservable inputs used in the fair value measurement of the Portfolio’s rights are the likelihood that cash flows or shares will be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Portfolio’s common and preferred stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Advisor and the Portfolio’s third party administrator, which report to the Valuation Committee. For third-party information, the Advisor monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these financial statements.

As of March 31, 2016, the Portfolio entered into reverse repurchase agreements that were collateralized by mortgage backed securities which are held in a segregated account by the Portfolio’s custodian. Please refer to the Schedule of Investments for additional information regarding securities held as collateral for reverse repurchase agreements.

Reverse Repurchase Agreements
Collateralized by	Maturity	Value
Mortgage Backed Securities	Up to 30 Days	$6,074,000

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

1. Security Valuation

Investments in the Long/Short Equity, Managed Futures Strategies and Relative Value – Long/Short Debt Portfolios (individually a “Portfolio,” and collectively the “Portfolios”) of the Underlying Funds Trust (“UFT”) are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to March 31, 2016 related to subsequent valuation information obtained. There were no such adjustments made to the value of investments as of March 31, 2016.

Various inputs are used in determining the value of the Portfolios' investments. A summary of the inputs used to value the Portfolio's net assets as of March 31, 2016 is located in a table following each Portfolio's Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of March 31, 2016, Long/Short Equity, Managed Futures Strategies, and Relative Value – Long/Short Debt Portfolios had securities with market values of $14,488,615, $0, and $148,151, that represents 16.4%, 0.0%, and 0.2% of each Portfolio’s net assets, respectively, that were fair valued using these valuation adjustments.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Security Transactions, Investment Income and Realized Gain and Loss -- Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Capital gain distributions received are recorded as capital gains.

Repurchase Agreements -- The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. The Portfolios will receive, as collateral; securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the Advisor or otherwise cover its obligations under reverse repurchase agreements.

Foreign Currency Translations and Transactions -- The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Portfolios may enter into forward currency exchange contracts obligating a Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities -- The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)
Warrants -- The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios' entire investment therein).

Short Sales -- The Portfolios may engage in short sale transactions. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Portfolios under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Portfolios are liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statements of Operations. As collateral for its short positions, the Portfolios are required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities – The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments of the UFT.

To Be Announced (“TBA”) Transactions – The Portfolios may purchase securities on a forward commitment or on a 'To Be Announced" basis. The Portfolios record TBA transactions on the trade date and segregate with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the three months ended March 31, 2016, the Portfolios did not engage in any TBA transactions.

Bank Loans – The Portfolios may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio's investments and a potential decrease in the NAV of the Portfolio. Some of the Bank Loans in which the Portfolios will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Portfolios may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolios, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Portfolios may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Consolidation of Subsidiary – The financial statements of Managed Futures Strategies include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Managed Futures may invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Managed Futures' investment objectives and policies.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation ("CFC") not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary's net income and capital gains, if any, will be included each year in Managed Futures' investment company taxable income.

2. Derivative Transactions

The Portfolios utilized derivative instruments during the three months ended March 31, 2016. The Portfolios' use of derivatives included credit defaults swaps, interest rate swaps, total return swaps, futures, options, and currency forward contracts. The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Long/Short Equity — The Long/Short Equity Portfolio uses total return swaps and options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility. The total return swaps used during the period were for hedging purposes. The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Managed Futures Strategies — The Managed Futures Portfolio uses total return swaps, instead of investing directly in a portfolio consisting of futures contracts, to achieve its investment objective of positive returns in rising and falling equity markets with lower levels of volatility.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Relative Value – Long/Short Debt – The Relative Value — Long/Short Debt Portfolio uses credit default swaps, interest rate swaps, futures, options, and currency forward contracts to implement its strategy of achieving total return through current income, capital preservation, and capital appreciation. The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets. Currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the Portfolio invests in foreign securities. The Portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios. The Portfolio uses long options to take speculative positions, while also writing options to provide an additional source of revenue to the Portfolio.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the Advisor's or Sub-Advisor's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The following are descriptions of each type of derivative used during the period in the Portfolios:

Credit Default Swaps

A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks: counterparty risk and liquidity risk. Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps

A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

Futures

A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk. In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses. The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2016 (Unaudited)

Futures have minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

Options

Call options give the owner the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the Portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the Portfolios since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

3. Federal Income Taxes

The cost basis of investments for federal income tax purposes at December 31, 2015 were as follows*:

			Relative
			Value --
	Long/Short	Managed	Long/Short
	Equity	Futures	Debt
Cost of Investments	$208,146,254	$29,188,158	$213,163,224
Gross tax unrealized appreciation	22,323,547	702,488	4,312,730
Gross tax unrealized depreciation	(20,673,457)	(531,660)	(28,451,610)
Net tax unrealized appreciation
(depreciation)	$1,650,090	$170,828	$(24,138,880)

* Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Portfolios’ previous fiscal year end.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the UFT’s most recent semi-annual or annual report.

4. Subsequent Events

On April 29, 2016, the Board of Trustees approved the reorganization of all Managed Futures’ assets and liabilities from the Underlying Funds Trust to the Hatteras Alternative Mutual Funds Trust.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hatteras Alternative Mutual Funds Trust

By  /s/ David B. Perkins
       David B. Perkins, Chief Executive Officer

Date  May 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ David B. Perkins
       David B. Perkins, Chief Executive Officer

Date  May 25, 2016

By  /s/ Lance Baker
       Lance Baker, Chief Financial Officer and Treasurer

Date  May 25, 2016